 Genworth®
     Financial

Genworth Putnam International Capital Opportunities Fund
Genworth Thornburg International Value Fund
(each a series of Genworth Variable Insurance Trust)

2300 Contra Costa Boulevard, Suite 600,
Pleasant Hill, California 94523
(800) 352-9910

March 22, 2010

Dear Contract Owner:

A special joint meeting of the shareholders of each of the Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (each a “Transferor Fund” and, together, the “Transferor Funds”), each a series of Genworth Variable Insurance Trust (the “Trust”), will be held on April 27, 2010 at 10:00 a.m., Eastern Time, at the offices of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 (the “Meeting”).  The purpose of the Meeting is to vote on an important proposal that affects the Transferor Funds and your investment in one or both of them.  You are eligible to provide voting instructions on this proposal because you held, beneficially through your variable annuity contract, shares of one or more of the Transferor Funds as of February 26, 2010.

On February 10, 2010, the Board of Trustees of the Trust unanimously approved a Plan of Reorganization that contemplates the reorganization of each Transferor Fund into the Genworth Enhanced International Index Fund (the “Acquiring Fund”).  If shareholders of a Transferor Fund approve the proposed Plan of Reorganization, following the reorganization of the Transferor Fund into the Acquiring Fund, you will become a shareholder of the Acquiring Fund.  Combining the Transferor Funds and the Acquiring Fund is designed to create a fund that presents the opportunity to achieve asset growth, achieve economies of scale, and operate with greater efficiency and lower overall costs.

The Board of Trustees of the Trust has unanimously approved the Plan of Reorganization and recommends that you provide voting instructions “FOR” the  proposal.

The enclosed Combined Prospectus/Proxy Statement describes the proposal and compares each Transferor Fund to the Acquiring Fund.  You should review these materials carefully.

Your voting instructions are important no matter how many shares of a Transferor Fund are held through your contract.  Please take a moment after reviewing the enclosed materials to sign and return your voting instruction form in the enclosed postage paid return envelope.  If you attend the Meeting, you may provide your voting instructions in person.  If you have questions, please call us at (800) 352-9910.  You may also provide your voting instructions by telephone or through a website established for that purpose by following the instructions that appear on the enclosed voting instruction form.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to provide your voting instructions.

Sincerely,

Carrie E. Hansen
President, Genworth Variable Insurance Trust

Genworth Putnam International Capital Opportunities Fund
Genworth Thornburg International Value Fund
(each a series of Genworth Variable Insurance Trust)

2300 Contra Costa Boulevard, Suite 600,
Pleasant Hill, California 94523
(800) 352-9910

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To Be Held on April 27, 2010
_____________________________________________________________________________

A special joint meeting of shareholders of each of the Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (each a “Transferor Fund” and, together, the “Transferor Funds”), each a series of Genworth Variable Insurance Trust (the “Trust”), will be held on April 27, 2010 at 10:00 a.m., Eastern Time, at the offices of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 (the “Meeting”) to vote on the following proposal:

To approve a Plan of Reorganization that contemplates:  (i) the reduction of each Transferor Fund’s portfolio holdings to cash; (ii) the acquisition by Genworth Enhanced International Fund (the “Acquiring Fund”) of substantially all of each Transferor Fund’s assets in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution by each Transferor Fund to its shareholders of shares of the Acquiring Fund in liquidation of such Transferor Fund; and (iv) the subsequent termination of each Transferor Fund.

Shareholders of record as of the close of business on February 26, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.  Shareholders of each Transferor Fund will vote separately on the proposal (and such other business as may be properly brought before the Meeting), and the reorganization of a particular Transferor Fund will take place only if that Fund’s shareholders approve the proposal.

Shares of the Transferor Funds are sold only to separate accounts of various insurance companies and serve as underlying investment options for certain variable annuity contracts.  Individual variable annuity contract owners (“Contract Owners”) are not the shareholders of a Transferor Fund; rather, the insurance companies and their separate accounts are the shareholders.  However, except as otherwise might be required by applicable law, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting.  Contract Owners may provide voting instructions on how to vote shares held through their variable annuity contract at the Meeting or any adjournment of the Meeting.

The Board of Trustees of the Trust (the “Board”) requests that you provide voting instructions by completing the enclosed voting instruction form and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the voting instruction form.

The Board recommends that you provide voting instructions FOR the above proposal as described in the Combined Prospectus/Proxy Statement.

Some Contract Owners hold beneficially, through their variable annuity contract, shares in both Transferor Funds and may receive separate voting instruction forms or proxy materials for each Transferor Fund.  Please sign and promptly return each voting instruction form in the postage paid return envelope regardless of the number of shares owned.

Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person.

Christine Villas-Chernak
Secretary, Genworth Variable Insurance Trust

March 22, 2010

_________________________________________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

_________________________________________________________

The following questions and answers provide an overview of the proposal to reorganize the Genworth Putnam International Capital Opportunities Fund (the “Putnam Fund”) and Genworth Thornburg International Value Fund (the “Thornburg Fund”) (each a “Transferor Fund” and together, the “Transferor Funds”) into the Genworth Enhanced International Index Fund (the “Enhanced International Fund” or the “Acquiring Fund”).  The Transferor Funds and the Acquiring Fund are all series of Genworth Variable Insurance Trust (the “Trust”).  We encourage you to read the full text of the Combined Prospectus/Proxy Statement dated March 22, 2010 (the “Prospectus/Proxy Statement”) that follows.

Q.	On what am I being asked to provide voting instructions?

A.
As an indirect owner of shares of a Transferor Fund, you are being asked to provide voting instructions to approve a Plan of Reorganization dated February 10, 2010, which contemplates the reorganization of each Transferor Fund into the Acquiring Fund.  The Plan of Reorganization for the Transferor Funds contemplates: (i) the reduction of each Transferor Fund’s portfolio holdings to cash; (ii) the acquisition by the Acquiring Fund of substantially all of each Transferor Fund’s assets (i.e., cash) in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution by each Transferor Fund to its shareholders of shares of the Acquiring Fund in liquidation of such Transferor Fund; and (iv) the subsequent termination of each Transferor Fund.  The Plan of Reorganization was unanimously approved by the Board of Trustees of the Trust (the “Board”) on February 10, 2010.

Shares of each Transferor Fund are sold only to separate accounts of various insurance companies and serve as underlying investment options for certain variable annuity contracts.  Individual variable annuity contract owners (“Contract Owners”) are not the shareholders of a Transferor Fund.  Rather, the insurance companies and their separate accounts are the shareholders.  However, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the special joint meeting of the shareholders (the “Meeting”).

If shareholders of a Transferor Fund approve the Plan of Reorganization, the assets of that Transferor Fund will be exchanged for Acquiring Fund shares of equal value.  The Acquiring Fund shares will be distributed to the Transferor Fund’s shareholders, which will result in your holding, through your variable annuity contract, shares of the Acquiring Fund.  The outstanding shares of each Transferor Fund will then be terminated and cancelled as permitted by the organizational documents of the Trust and applicable law.  This transaction is hereafter referred to as the “Reorganization.”  You should note that each Reorganization is independent and not contingent upon the other.

The section of the Prospectus/Proxy Statement titled “Information About the Reorganization and the Plan” contains a more detailed description of the Reorganization.

Q.	Has the Board of Trustees of the Trust considered the Reorganization, and what voting instructions do they recommend I make?

A.
The Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), considered the Plan of Reorganization at a meeting held on February 10, 2010.  In approving the Plan of Reorganization, the Board determined for each Transferor Fund and the Acquiring Fund that (i) participation in the Reorganization is in the best interest of the Transferor Fund’s shareholders and the Acquiring Fund’s shareholders; and (ii) the Reorganization will not result in the dilution of the interests of the Transferor Fund’s shareholders and the Acquiring Fund’s shareholders.  The Trustees unanimously recommend that you provide voting instructions “FOR” the Reorganization.  A summary of the consideration of the Trustees in making the recommendation is provided in the “Board Considerations” sections of the Prospectus/Proxy Statement.

Q-A-1

Q.	What is the anticipated timing of the Reorganization?

A.	The Meeting to consider the proposal is scheduled to occur on April 27, 2010. If all necessary approvals are obtained, the proposed Reorganization will likely take place on or about April 30, 2010.

In the event either Transferor Fund fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations.  If the shareholders of a Transferor Fund do not approve the Plan of Reorganization, the Board will consider other possible courses of action for such Transferor Fund, including liquidation.

Q.	Are there any significant differences between the investment policies of a Transferor Fund and the Acquiring Fund?

A.
The Acquiring Fund seeks to outperform the MSCI Europe, Australasia and Far East or “EAFE” Index while maintaining a market level of risk.  Each Transferor Fund seeks long term capital appreciation.  Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

The principal investment strategies of the Transferor Funds are different from the Acquiring Fund.  The Transferor Funds attempt to achieve their investment objective through active management and by primarily investing directly in foreign securities.  More specifically, the Putnam Fund invests mainly in companies outside the United States with small and mid sized market capitalizations, although the Putnam Fund may invest in companies of any size.  The Thornburg Fund may invest in foreign companies of any size but invests primarily in those in the large and middle ranges of public company market capitalizations.  The Enhanced International Fund invests indirectly in foreign securities primarily through investment in exchange-traded funds that utilize a passive or indexing investment approach in an attempt to approximate the investment performance of a benchmark index.

For more information, please see “Comparison of the Investment Objective and Principal Investment Strategies” section of the Prospectus/Proxy Statement.

Q.	Are there any significant differences in the total annual fund operating expenses of the Transferor Funds and Acquiring Fund?

A.
As the table below demonstrates, both before the Reorganization and after the Reorganization, the Acquiring Fund’s total annual fund operating expenses are expected to be less than those of each Transferor Fund.  Therefore, the Reorganization may result in lower ongoing expenses paid by shareholders of the Transferor Funds.

Total Annual Fund Operating Expenses
Acquiring Fund:                                1.12% (no fee waiver/expense assumption)
Putnam Fund:                                     1.36% (after fee waiver/expense assumption)
Thornburg Fund:                               1.31% (after fee waiver/expense assumption)

For more information, please see the section titled “Comparison of Fees and Expenses of the Putnam Fund, Thornburg Fund and Enhanced International Fund” in the Prospectus/Proxy Statement.

Q-A-2

Q.	Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.
No.  The full value of your shares of a Transferor Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission or other transactional fee being imposed.  As part of the Reorganization, each Transferor Fund will reduce its portfolio holdings to cash, and shareholders will bear a pro rata share of any related brokerage costs.

Q.	What effect will the Reorganization have on me as a Contract Owner?

A.
Immediately after the Reorganization, you will beneficially own, through your variable annuity contract, shares of the Acquiring Fund that are equal in value to the shares of the Transferor Fund that you beneficially owned immediately prior to the closing of the Reorganization.

The Acquiring Fund will offer the same shareholder services as the Transferor Funds.  In addition, Genworth Financial Wealth Management, Inc. (“GFWM” or the “Advisor”), investment advisor for the Transferor Funds and the Acquiring Fund, will continue to serve as investment advisor to the Acquiring Fund.  However, the Acquiring Fund, unlike the Transferor Funds, does not currently have an investment sub-advisor, and it is contemplated that the Advisor will continue to provide all of the day-to-day investment advisory services for the Acquiring Fund.

Q.	What are the intended federal income tax consequences of the Reorganization?

A.
The Transferor Funds and the Acquiring Fund intend to treat the Reorganization as a taxable transaction and expect to receive a legal opinion to the effect that such result is likely.  However, in light of the tax-favored status of the Transferor Fund shareholders that are separate accounts of insurance companies, neither the liquidation by each Transferor Fund of all, or substantially all, of its assets in exchange for cash nor the Reorganization is expected to result in any material adverse federal income tax consequences to such shareholders. For federal income tax purposes, the insurance companies and their separate accounts are treated as shareholders of the Transferor Funds, rather than the Contract Owners.  Contract Owners should ask their own tax advisors for more information on their own tax situation.

Q.	What are the costs in connection with the proposed Reorganization?

A.
The fees, costs and expenses (including, but not limited to, fees of counsel and accountants) incurred in connection with the Reorganization will be allocated between GFWM (75%) and the Enhanced International Fund (25%) whether or not the Reorganization contemplated hereby is concluded.

Q.	What will happen if shareholders of a Transferor Fund do not approve the Reorganization?

A.
If the shareholders of a Transferor Fund do not approve a Reorganization, the Board will consider other possible courses of action for such Transferor Fund, including liquidation of the Transferor Fund.  While the consummation of Reorganization as it relates to one Transferor Fund is not conditioned upon the consummation of the Reorganization as it relates to the other Transferor Fund, the Reorganization may not close unless certain conditions are met.

Q.	Can I reallocate my account balance before the Reorganization takes place?

A.
Yes, if permitted by and in accordance with applicable rules under your contract, you may transfer your account balance out of the Transferor Fund and into any other investment option made available by your variable annuity contract.  However, if you transfer your account balance into the other Transferor Fund, the other Transferor Fund will also be subject to a Reorganization.

Q-A-3

Q.	Why are you sending me the Prospectus/Proxy Statement?

A.
You are receiving this Prospectus/Proxy Statement because you beneficially held shares of one or both of the Transferor Funds through your variable annuity contract on February 26, 2010 and have the right to provide voting instructions on the very important proposal concerning your investment.  The Prospectus/Proxy Statement contains information that you should know before providing voting instructions on the proposed Reorganization.  The document is both a proxy statement of the Transferor Funds and a prospectus for the Acquiring Fund.

Q.	What is the required vote to approve the Proposal?

A.
For each Transferor Fund, the proposal requires the approval of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Transferor Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Transferor Fund.

Q.	How do I provide voting instructions?

A.
You will be able to give your insurance company voting instructions for those shares attributable to your contract as of February 26, 2010, the record date for the Meeting.  A voting instruction form is, essentially, a ballot.  While only insurance companies are the shareholders of the Transferor Funds, these insurance companies will vote in accordance with Contract Owners’ instructions.  When you complete your voting instruction form, it directs your insurance company how to vote its shares on the Reorganization that affects the portion of your contract that is allocated to a Transferor Fund.  If you complete and sign the voting instruction form, the shares will be voted as you instruct.  If you simply sign the voting instruction form without otherwise completing it, the shares will be voted FOR the Reorganization.  If you do not return a voting instruction form at all, your shares will be voted in the same proportion as shares for which instructions have been received from other owners of variable annuity contracts of your insurance company.  For your convenience, insurance companies typically offer several ways you can provide voting instructions for shares beneficially held through your variable annuity contract, including:

•
Voting Instructions in Person:  If you attend the Meeting and wish to provide voting instructions in person, we will provide you with a voting instruction form prior to the vote.  Please indicate in the appropriate space on the voting instruction form if you plan to attend the Meeting.

•
Voting Instructions by Mail:  Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed voting instruction form and to return it promptly in the envelope provided.  Returning the voting instruction form will not affect your right to attend the Meeting and vote.

•
Voting Instructions by Telephone or the Internet:  You may be permitted to provide voting instructions by telephone or through a website established for the purpose by following the instructions that appear on the voting instruction form accompanying the Prospectus/Proxy Statement.

Q.	Whom should I call for additional information about the Reorganization or the Prospectus/Proxy Statement?

A.	If you need any assistance, or have any questions regarding the Reorganization or how to provide voting instructions, please call (800) 352-9910.

Q-A-4

COMBINED PROSPECTUS/PROXY STATEMENT
DATED MARCH 22, 2010

Acquisition of the Assets of
Genworth Putnam International Capital Opportunities Fund
and
Genworth Thornburg International Value Fund

In Exchange for Service Class Shares of
Genworth Enhanced International Index Fund

Each Fund is a Series of
Genworth Variable Insurance Trust

2300 Contra Costa Boulevard, Suite 600,
Pleasant Hill, California 94523
(800) 352-9910

INTRODUCTION

This Combined Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) is being furnished to shareholders of each of the Genworth Putnam International Capital Opportunities Fund (the “Putnam Fund”) and Genworth Thornburg International Value Fund (the “Thornburg Fund”) (each a “Transferor Fund” and, together, the “Transferor Funds”), each a series of Genworth Variable Insurance Trust (the “Trust”), in connection with the solicitation of proxies by the Board of Trustees of the Trust (the “Trustees” or the “Board”) for use at a special joint meeting of shareholders to be held on April 27, 2010 at 10:00 a.m., Eastern Time, at the offices of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as, the “Meeting”).  Shareholders of record of a Transferor Fund at the close of business on February 26, 2010 (the “Record Date”) are entitled to vote at the Meeting.  The proxy card and this Prospectus/Proxy Statement are being distributed to shareholders on or about March 29, 2010.

Shares of each Transferor Fund generally are sold only to separate accounts of various insurance companies (the “Accounts”) and serve as underlying investment options for certain variable annuity contracts (the “Contracts”).  The Accounts may invest in shares of the Transferor Funds in accordance with allocation instructions received from owners of the Contracts (“Contract Owners”).  Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the Contract prospectus.  Individual Contract Owners are not the shareholders of a Transferor Fund; rather, the insurance companies and their Accounts are the shareholders.  However, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the Accounts on the proposal to be considered at the Meeting.  This Prospectus/Proxy Statement is provided to Contract Owners entitled to give voting instructions regarding the Transferor Funds.  This Prospectus/Proxy Statement contains information that a Contract Owner should know before providing voting instructions on the proposed reorganization that is described herein.

For purposes of this Prospectus/Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to:  (i) Contract Owners; (ii) Accounts and participating insurance companies, as direct owners of Transferor Fund shares; and (iii) any other direct shareholders of the Transferor Funds, unless the context otherwise requires.

At the Meeting, the shareholders of each Transferor Fund are being asked to vote on a proposal to approve a Plan of Reorganization dated February 10, 2010 that would result in the reorganization of the Transferor Funds into the Genworth Enhanced International Index Fund (the “Enhanced International Fund” or “Acquiring Fund” and collectively with the Transferor Funds, the “Funds”), which is also series of the Trust (the “Proposal”).  The Transferor Funds and the Acquiring Fund are all series of an open-end registered management investment company.  The Plan of Reorganization has been approved by the Board.  The Plan of Reorganization is attached to this Prospectus/Proxy Statement as Appendix A.

-i-

If shareholders of a Transferor Fund approve the Plan of Reorganization, the Transferor Fund’s assets will be transferred to the Acquiring Fund in exchange for an equal value of Service class shares (“Service Shares”) of the Acquiring Fund.  These shares of the Acquiring Fund will then be distributed to the Transferor Fund’s shareholders in liquidation of the Transferor Fund.  Shareholders of each Transferor Fund will receive Service Shares of the Acquiring Fund equal in value to their investment in a Transferor Fund immediately prior to the reorganization.  The Transferor Fund will then be terminated.  This transaction is hereafter referred to as the “Reorganization.”  You should note that each Reorganization is independent and not contingent upon the other.  As the result of the Reorganization, each shareholder of a Transferor Fund will no longer hold shares of such Transferor Fund, and instead will hold shares of the Acquiring Fund.  The Reorganization is expected to be effective on or about April 30, 2010.

If shareholders of a Transferor Fund do not approve the Reorganization, the Board will consider what further action is appropriate, including liquidation of a Transferor Fund.

The Board has determined that the Reorganization is in the best interest of each Transferor Fund and its shareholders, and that the interests of the Transferor Funds’ shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Transferor Funds and the Acquiring Fund intend to treat the Reorganization as a taxable transaction and expect to receive a legal opinion to the effect that such result is likely.  However, in light of the tax-favored status of the Transferor Fund shareholders that are separate accounts of insurance companies, neither the liquidation by each Transferor Fund of all, or substantially all, of its assets in exchange for cash nor the Reorganization should result in any material adverse federal income tax consequences to such shareholders. For federal income tax purposes, the insurance companies and their separate accounts are treated as shareholders of the Transferor Funds, rather than the Contract Owners.  Contract Owners should ask their own tax advisors for more information on their own tax situation.

This Prospectus/Proxy Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Transferor Funds, the Acquiring Fund and the Reorganization before voting on the Reorganization and investing in the Acquiring Fund.  The Prospectus/Proxy Statement is accompanied by the prospectus of the Acquiring Fund dated December 8, 2009 and is incorporated herein by reference.  The Acquiring Fund commenced operations on December 9, 2009.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Prospectus/Proxy Statement:

▪	The statement of additional information (“SAI”) dated March 22, 2010, that relates to this Prospectus/Proxy Statement

▪	The prospectus of the Transferor Funds (Service Shares) dated May 1, 2009, as supplemented

▪	The prospectus of the Acquiring Fund dated December 8, 2009

The following documents have been filed with the SEC and contain additional information relating to the Transferor Fund and the Acquiring Fund.

▪	The SAI of the Transferor Funds dated December 7, 2009

▪	The Annual Report of the Transferor Funds and the Acquiring Fund for the fiscal year ended December 31, 2009

-ii-

▪	The SAI of the Acquiring Fund dated December 8, 2009

To obtain a document free of charge, call (800) 352-9910, contact your variable insurance provider or download the documents (except the statement of additional information) from the Genworth website (www.Genworth.com) or by mail by writing to the Trust at 6610 West Broad Street, Richmond, Virginia 23230.

You may review and obtain copies of the Funds’ information (including the statement of additional information) at the SEC Public Reference Room in Washington, D.C.  Please call (202) 551-5850 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

An investment in a Transferor Fund or the Acquiring Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in any of the Funds involves investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

-iii-

TABLE OF CONTENTS

SYNOPSIS 1

The Reorganization 1
Background and Board Consideration 1
Federal Income Tax Consequences of the Reorganization 2
Comparison of the Fees and Expenses of the Putnam Fund, Thornburg Fund and Enhanced International Fund 3
Comparison of Investment Objectives and Policies of the Transferor Funds and Acquiring Fund 5
Comparison of the Service Providers of the Transferor Funds and Acquiring Fund 6
Comparison of the Share Class Characteristics and Shareholder Transactions and Services of the Transferor Funds and Acquiring Fund 6
Voting Information 6

PRINCIPAL RISK FACTORS 6

Comparison of the Principal Risks Associated with Investments in the Transferor Funds and Acquiring Fund 6

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN 8

The Plan of Reorganization 8
Description of the Securities to be Issued 9
Board Considerations 9
Federal Income Tax Consequences of the Reorganization 10
Comparative Information on Shareholder Rights 11

CAPITALIZATION 11

COMPARISON OF THE TRANSFEROR FUNDS AND THE ACQUIRING FUND 12

Comparison of the Investment Objective and Principal Investment Strategies 12
Comparison of the Fundamental Investment Policies 14
Comparison of the Distribution, Purchase and Redemption Policies 15
Comparison of Service Providers 15
Financial Highlights of the Transferor Funds and Acquiring Fund 18

VOTING INFORMATION 21

Shares Outstanding 21
Voting Instructions Solicitation Methods 21
Solicitation Costs 21
Quorum 21
Vote Required 22
Adjournment 22
Revocation of Voting Instructions 22
Shareholder Proposals 22
Other Matters 22

ADDITIONAL INFORMATION ABOUT THE TRANSFEROR FUNDS AND THE ACQUIRING FUND 23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 24

SHAREHOLDER INQUIRIES 25

    APPENDIX A - FORM OF PLAN OF REORGANIZATION                                                                                A-1

SYNOPSIS

This is only a synopsis of certain information contained in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement or incorporated by reference into this Prospectus/Proxy Statement.  You should read the more complete information provided in the rest of this Prospectus/Proxy Statement, including the Plan of Reorganization (which is attached hereto as Appendix A) and the information contained in the Acquiring Fund’s prospectus that accompanies this Prospectus/Proxy Statement.

The Reorganization

The Plan of Reorganization provides for the reduction of a Transferor Fund’s portfolio holdings to cash and the subsequent acquisition of all of the assets (i.e., cash) of each Transferor Fund by the Acquiring Fund in exchange for Service Shares of the Acquiring Fund having an aggregate value equal to the net asset value of the Service Shares of the Transferor Fund as of the close of business on the business day immediately preceding the closing date of the Reorganization.  Service Shares of the Acquiring Fund will be distributed by each Transferor Fund to its shareholders in liquidation.  After completion of the Reorganization, each shareholder of a Transferor Fund will own shares of the Acquiring Fund equal in value to the total dollar value of such shareholder’s shares of such Transferor Fund immediately prior to the effectiveness of the Reorganization.  Following the completion of the Reorganization, the Transferor Funds will be terminated.  For more information about the Reorganization, see “Information About the Reorganization and the Plan—The Plan of Reorganization” below.

Background and Board Consideration

In response to the changing landscape of the variable annuity industry, Genworth Life and Annuity Insurance Company (“GLAIC”) and Genworth Life Insurance Company of New York (“GLICNY”) have discontinued certain asset allocation programs that utilize the Putnam Fund and the Thornburg Fund as allocation options for new versions of their variable annuity products.  As a result, the Putnam Fund and Thornburg Fund will experience reduced asset flows and diminished future growth potential.  With assets of approximately $41 million for the Putnam Fund and approximately $36 million for the Thornburg Fund, the Transferor Funds are relatively small and, as a result, have high gross operating expense ratios.  Genworth Financial Wealth Management, Inc. (“GFWM” or the “Advisor”) waives and/or reimburses a significant portion of each Transferor Fund’s ordinary operating expenses.  The Transferor Funds’ high gross operating expense ratios would likely continue indefinitely due to the lower asset levels of the Transferor Funds and lack of future growth potential.  In light of the diminished growth potential of the Transferor Funds, GFWM informed the Board  that it was unwilling to continue to subsidize the Transferor Funds beyond the current commitment period, and recommended that the Board consider reorganizing the Transferor Funds into the Enhanced International Fund.

At a meeting held on February 10, 2010, the Trustees considered various alternatives, including maintaining the status quo, seeking an SEC substitution order at the insurance company level to permit the substitution of another mutual fund or funds for the Putnam and Thornburg Funds within the variable annuity product, liquidating the Putnam Fund and Thornburg Fund, or reorganizing the Putnam Fund and Thornburg Fund into the Enhanced International Fund.  Based upon their evaluation of the information presented to them, GFWM’s recommendation, and in light of their fiduciary duties under federal and state law, the  Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”))(non-interested Trustees are hereafter referred to as “Independent Trustees”) determined that participation in the Reorganization, as contemplated by the Plan of Reorganization, would be in the best interests of the shareholders of each Transferor Fund and that the interests of the existing shareholders of each Transferor Fund would not be diluted as a result of the Reorganization.  Similarly, the Trustees, including all of the Independent Trustees, determined that participation in the Reorganization would be in the best interests of the shareholders of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.  In making this determination, the Board considered a number of factors, including, but not limited to:

•	the investment objectives, strategies, restrictions, and risks of the Acquiring Fund as compared to those of the Transferor Funds;

•
the likelihood that the Putnam Fund and Thornburg Fund would not continue to be made available as allocation options for GLAIC and GLICNY variable annuity products and the fact that the proposed Reorganization would provide Contract Owners with an opportunity for continued investment in an international equity mutual fund;

•
the expectation that the Reorganization will not result in any material adverse federal income tax consequences to Contract Owners (even though the Reorganization is expected to be a taxable transaction for federal income tax purposes);

•	the lower advisory fee and total annual fund operating expenses of the Acquiring Fund compared to that of each Transferor Fund;

•	the fact that the Acquiring Fund is advised by GFWM and that GFWM does not make use of a sub-advisor in managing the Acquiring Fund; and

•
that each Transferor Fund’s and the Acquiring Fund’s fees, costs and expenses (including, but not limited to, fees of counsel and accountants) incurred in connection with the Reorganization will be allocated among GFWM (75%) and Enhanced International Fund (25%) whether or not the Reorganization contemplated hereby is concluded.

The Board was also informed that if the Reorganization was approved by shareholders of the Transferor Funds and consummated, after the consummation of the Reorganization, it was anticipated that those accounts that had invested in the Transferor Funds through the GFWM Efficient Edge Asset Allocation program (the “Efficient Edge Program”), representing a substantial majority of the assets that comprise the Putnam Fund and the Thornburg Fund, would be reallocated out of the Acquiring Fund within a few months after the Reorganization once certain regulatory notification provisions were met and pending market conditions.  For additional information, see “Information About the Reorganization and the Plan - Board Considerations.”

Approval of the Reorganization by the shareholders of each Transferor Fund, voting separately, requires the approval of the holders of the lesser of (a) 67% or more of the shares of the Transferor Fund present at the Meeting, if holders of more than 50% of the outstanding shares of the Transferor Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Transferor Fund.  If approved by shareholders of a Transferor Fund, the Reorganization will occur as of the opening of business on or about April 30, 2010, or another date selected by the officers of the Trust. See “Information about the Reorganization and the Plan” and “Voting Information” below.

Federal Income Tax Consequences of the Reorganization

The Transferor Funds and the Acquiring Fund intend to treat the Reorganization as a taxable transaction and expect to receive a legal opinion to the effect that such result is likely.  However, in light of the tax-favored status of the Transferor Fund shareholders, which are Accounts of insurance companies, neither the liquidation by each Transferor Fund of all, or substantially all, of its assets in exchange for cash, nor the Reorganization itself, is expected to result in any material adverse federal income tax consequences to such shareholders.  For federal income tax purposes, the insurance companies and their Accounts, rather than the Contract Owners, are treated as shareholders of the Transferor Funds.  Contract Owners should ask their own tax advisors for more information on their own tax situation.  For further information about the federal income tax consequences of the Reorganization, see “Information About The Reorganization And The Plan ─ Federal Income Tax Consequences of the Reorganization.”

Comparison of the Fees and Expenses of the Putnam Fund, Thornburg Fund and Enhanced International Fund

Fee Table for the Putnam Fund, Thornburg Fund and the Enhanced International Fund

The table below displays the fees and expenses that you may pay if you buy and hold shares of the Putnam Fund, Thornburg Fund and Enhanced International Fund.  The table also shows the pro forma fees and expenses for the Enhanced International Fund if both the Putnam Fund and Thornburg Fund consummate the Reorganization.  The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of the Enhanced International Fund.  The expenses in the table do not reflect the impact of any fees or expenses assessed by your insurance company in connection with your Contract; if they did, expenses would be higher.

	Putnam Fund (Service Shares)	Thornburg Fund (Service Shares)	Enhanced International Fund (Service Shares)	Pro Forma Enhanced International Fund After Reorganization (Service Shares) (assumes transactions with both Putnam Fund and Thornburg Fund are completed)
Shareholder Fees (deducted from your investment)	N/A	N/A	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None	None	None
Annual Fund Operating Expenses1 (Deducted from Fund Assets)
Management Fees	0.70%	0.65%	0.08%	0.08%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses2	1.14%	0.96%	0.45%	0.45%
Administrative Service Fees	0.25%	0.25%	0.25%	0.25%
All Other Expenses	0.89%	0.71%	0.20%	0.20%
Acquired Fund Fees and Expenses3	0.01%	0.00%	0.34%	0.34%
Total Annual Fund Operating Expenses	2.10%	1.86%	1.12%	1.12%
Amount of Fee Waiver/Expense Assumptiont4	(0.74)%	(0.55)%	0.00%	0.00%
Net Annual Fund Operating Expenses (After Fee Waiver/Expense Assumption)	1.36%	1.31%	1.12%5	1.12%5,6

1      The “Annual Fund Operating Expenses” for the Putnam Fund and Thornburg Fund are based on actual expenses for the fiscal year ended December 31, 2009 and for the Enhanced International Fund (which is a new Fund that commenced operations in December 2009) are annualized expenses based on anticipated fees and expenses payable by the Enhanced International Fund for the current fiscal year.

2      “Other Expenses” include custodian, transfer agency and other customary expenses, and for the Putnam Fund and Thornburg Fund are based on actual expenses for the fiscal year ended December 31, 2009 and for the Enhanced International Fund are annualized expenses based on anticipated fees and expenses payable by the Enhanced International Fund for the current fiscal year.  These amounts include expenses that a Fund may incur but not actually pay because of an expense offset arrangement under which securities lending credits are used to pay certain expenses incurred by a Fund.

3      “Acquired Fund Fees and Expenses” are indirect fees and expenses borne by a Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds.  For the Putnam Fund and Thornburg Fund, the amounts are based on data from the fiscal year ended December 31, 2009, while the amount shown for the Enhanced International Fund (both current and pro forma combined after the Reorganization), is based on estimated amounts for the Fund’s current fiscal year.  Please note that the amount of Net Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the Prospectus/Proxy Statement because the information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.  For the fiscal year ended December 31, 2009, Acquired Fund Fees and Expenses did not exceed 0.01% of the average daily net assets for the Thornburg Fund.  The amount of Acquired Fund Fees and Expenses for that Fund are reflected in “All Other Expenses” in the table above.

4      GFWM has contractually agreed with the Trust, at least through May 1, 2011, to waive its fees and/or assume as its own expense certain expenses otherwise payable by the Putnam Fund, the Thornburg Fund and the Enhanced International Fund to the extent necessary to ensure that net annual fund operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.85% of the average daily net assets of the Putnam Fund, 0.80% of the average daily net assets of the Thornburg Fund and 0.28% of the average daily net assets of the Enhanced International Fund.  Pursuant to this expense limitation agreement, GFWM is entitled to be reimbursed for fees waived and expenses that GFWM assumed for a period of three years following such waiver/assumption, to the extent that the reimbursement will not cause a Fund to exceed any applicable expense limitation that was in place for a Fund at the time of the fee waiver/assumption.

5      The Enhanced International Fund participates in a securities lending program under which securities lending credits are used to pay certain expenses incurred by the Fund.  The Enhanced International Fund estimates that the securities lending program will generate Fund expense reductions of 0.09% during the current fiscal year.  Including this expense reduction, the Net Annual Fund Operating Expenses for the Service Shares of both the Enhanced International Fund and the pro forma Enhanced International Fund (after reorganization) would be 1.03%.

6      It is anticipated that subsequent to the Reorganization, the Efficient Edge Program will reallocate assets out of the Enhanced International Fund and a substantial majority of the assets attributable to the former Putnam Fund shareholders and the former Thornburg Fund shareholders will be redeemed from the Enhanced International Fund within a few months after the Reorganization once certain regulatory notification provisions are met and pending market conditions.  This reallocation is not anticipated to result in an increase in annual fund operating expenses.

Expense Example

The following example is intended to help you compare the cost of investing in other mutual funds with the cost of investing in (1) Service Shares of the Putnam Fund as it currently exists; (2) Service Shares of the Thornburg Fund as it currently exists; (3) Service Shares of the Enhanced International Fund as it currently exists; and (4) Service Shares of the Enhanced International Fund assuming the Reorganization takes place with respect to both the Putnam Fund and Thornburg Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and that you sell your shares at the end of those periods.  The Example also assumes that each year your investment has a 5% return, that each Fund’s total annual operating expenses remain the same, that all dividends and distributions are reinvested, and that the expense limitation agreement discussed above will not continue beyond May 1, 2011.  The example does not reflect the impact of any fees or expenses assessed by your insurance company in connection with your Contract; if they did, expenses would be higher.  Although your actual costs and returns might be different based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Putnam Fund (Service Shares)	$138	$586	$1,061	$2,372
Thornburg Fund (Service Shares)	$133	$531	$955	$2,135
Enhanced International Fund (Service Shares)	$114	$356	N/A	N/A
Pro Forma – Enhanced International Fund After Reorganization (Service Shares) (assumes transactions with both Putnam Fund and Thornburg Fund are completed)	$114	$356	N/A	N/A

The projected post-Reorganization pro forma Annual Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Enhanced International Fund’s assets, many of which are beyond the control of the Enhanced International Fund and GFWM.

Comparison of Investment Objectives and Policies of the Transferor Funds and Acquiring Fund

The following chart provides the investment objective of each Transferor Fund and the Acquiring Fund.

Putnam Fund	Thornburg Fund	Enhanced International Fund
Long-term capital appreciation	Long-term capital appreciation by investing in equity and fixed income securities of all types	Outperform the MSCI Europe, Australasia and Far East Index (“MSCI EAFE”) while maintaining a market level of risk

The principal investment strategies of the Transferor Funds are different from the Acquiring Fund.  Each Transferor Fund attempts to achieve its investment objective by primarily investing directly in foreign securities, and the Acquiring Fund invests indirectly in foreign securities through investment in exchange-traded funds (“ETFs”).  More specifically, the Putnam Fund invests mainly in companies outside the United States with small and mid sized market capitalizations, although the Putnam Fund may invest in companies of any size.  The Thornburg Fund may invest in foreign companies of any size but invests primarily in those in the large and middle ranges of public company market capitalizations.  The Enhanced International Fund invests primarily in other investment companies and ETFs (“Underlying Funds”) that utilize a passive or indexing investment approach in an attempt to approximate the investment performance of a benchmark index.

For a detailed description of the investment objectives, policies and fundamental investment restrictions, see “Comparison of the Transferor Funds and the Acquiring Fund” below and the Acquiring Fund’s prospectus that accompanies this Prospectus/Proxy Statement.

Comparison of the Service Providers of the Transferor Funds and Acquiring Fund

The investment adviser for the Transferor Funds and the Acquiring Fund is GFWM.  With regard to the Putnam Fund and Thornburg Fund, GFWM has entered into sub-advisory agreements pursuant to which the sub-advisors are responsible for day-to-day management of those Funds.  GFWM is directly responsible for the day-to-day management of the Acquiring Fund (i.e., there is no sub-advisor), and GFWM intends to continue to manage the Acquiring Fund after the Reorganization.  The Transferor Funds and Acquiring Fund have the same administrators, distributors, transfer agents and other service providers.  For additional information, see “Comparison of Service Providers” below.

Comparison of the Share Class Characteristics and Shareholder Transactions and Services of the Transferor Funds and Acquiring Fund

Service Shares of the Transferor Funds and the Acquiring Fund are offered at net asset value with no front-end sales charge or contingent deferred sales charge.  Service Shares of the Transferor Funds and the Acquiring Fund are subject to the same Distribution Plan and Administrative Services Agreement.  The purchase, redemption, exchange, dividend and other policies and procedures of the Transferor Funds and the Acquiring Fund are the same.  For additional information, see “Comparison of the Distribution, Purchase and Redemption Policies” below.

Voting Information

The Trustees are furnishing this Prospectus/Proxy Statement in connection with the solicitation of proxies.  Only shareholders of record at the close of business on February 26, 2010, will be entitled to vote at the Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon.  If no instruction is made, the named proxies will vote in favor of the Proposal set forth in the Notice of Meeting.  Proxies may be revoked at any time before they are exercised by submitting to Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.  Individual Contract Owners are not the shareholders of a Transferor Fund; rather, the insurance companies and their Accounts are the shareholders.  However, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the Accounts on the proposal to be considered at the Meeting.  For additional information, see “Voting Information” below.

PRINCIPAL RISK FACTORS

Comparison of the Principal Risks Associated with Investments in the Transferor Funds and Acquiring Fund

An investment in a Transferor Fund or the Acquiring Fund is subject to specific risks arising from the types of securities in which the specific Fund invests and general risks arising from investing in any mutual fund.  There is no assurance that a Transferor Fund or the Acquiring Fund will meet its investment objective, and investors could lose money by investing in a Fund.  As with all mutual funds, an investment in a Transferor Fund or the Acquiring Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation (“FDIC”), Federal Reserve Board or any other government agency.

The principal risks applicable to the Transferor Funds and the Acquiring Fund are described below.  While the principal risks of the Acquiring Fund are generally similar to the Transferor Funds, there are certain differences, as highlighted below.  The Reorganization of the Transferor Funds into the Acquiring Fund will expose shareholders of the Transferor Funds to the following additional principal risks:  Fund of Funds Risk, Exchange-Traded Funds Risk, Index Fund Risk and Liquidity Risk.  More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided in Appendix A of each Fund’s prospectus.  You should consider such investment risks, which may be important to your investment choice.

Principal Risk	Funds Subject to Risk
Market Risk - The risk that one or more of the markets in which a Fund invests will go down in value.	All Funds
Foreign Securities Risk – The Transferor Funds and Underlying Funds of the Acquiring Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well:  (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.

All Funds
Selection/Market Risk - The risk that a Fund’s Advisor or sub-advisor may select securities that underperform the stock market, underperform the Transferor Fund’s benchmark or underperform other funds with similar investment objectives and strategies.  The risk that a strategy used by the Advisor, or the Advisor’s allocations among Underlying Funds, may fail to produce the intended results.

All Funds
Credit Risk - The risk that an issuer or guarantor of a fixed income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to pay principal, interest or other payments when due.  To the extent that a Fund invests in lower-rated fixed income securities, these risks may be magnified.

Transferor Funds
Emerging Markets Risk - The risks that apply to a Fund’s investments in foreign securities are typically much greater for investments in emerging markets.  Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Transferor Funds
Interest Rate Risk - The risk that when interest rates increase, certain fixed income securities held by a Fund will decline in value.	Transferor Funds
Mid-Capitalization Risk - The risk that a Fund’s investments in the securities of mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Transferor Funds
Derivatives Risk - The risk that losses may result from a Fund’s investments in derivatives.  These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Putnam Fund
Small-Capitalization Risk - The risk that a Fund’s investments in the securities of small-capitalization companies may be more volatile and present additional risks relative to securities of larger capitalization companies.

Putnam Fund
Value Investment Risk - The risk that a Fund’s investments in value style securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  In addition, the Fund’s investments in value style securities, at times, may not perform as well as growth style securities or the stock market in general, and may be out of favor with investors for extended periods of time.  Value style securities are also subject to the risks that a security judged to be undervalued may actually be appropriately priced, or that the security’s potential value may take a long time to be recognized, or may never be recognized by the market.

Thornburg Fund
Fund of Funds Risk - The Fund’s ability to achieve its investment objective will depend largely on the ability of the Advisor to select the appropriate mix of Underlying Funds.  In addition, the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.  The Fund is subject to the same investment risks as the Underlying Funds in which it invests.  In addition, by investing in an Underlying Fund through the Fund you will incur not only a proportionate share of the expenses of the Underlying Fund (including operating costs and investment management fees) held by the Fund but also the expenses of the Fund.

Acquiring Fund
Exchange-Traded Funds (“ETFs”) Risk - ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Acquiring Fund
Index Fund Risk - An index fund invests in the securities included in a specific index or substantially identical securities regardless of market trends.  Index funds cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.  In addition, an index fund may not invest in all of the securities in the index and, therefore, there can be no assurance that its performance will match that of the benchmark index.  Also, an index fund’s returns, unlike those of the benchmark index, are reduced by the fees and operating expenses of the index fund.

Acquiring Fund
Liquidity Risk – The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s brokerage and tax costs.
Acquiring Fund

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

The Plan of Reorganization

The Plan of Reorganization sets forth the terms and conditions of the Reorganization.  Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement and is incorporated herein by reference.

First, the Reorganization must be approved by shareholders of a Transferor Fund.  Approval of the Reorganization requires the approval of the holders of the lesser of (a) 67% or more of the shares of a Transferor Fund present at the Meeting if more than 50% of the outstanding shares of such Transferor Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of such Transferor Fund.  For more information see the section entitled “Voting Information.”  In the event a Transferor Fund fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations.  You should note that each Reorganization is independent and not contingent upon the other.  If the shareholders of a Transferor Fund do not approve the Plan of Reorganization, the Board will consider other possible courses of action for such Transferor Fund, including liquidation.

Prior to the consummation of the Reorganization, a Transferor Fund’s portfolio holding will be reduced to cash denominated in U.S. currency.  At the closing of the Reorganization, which is expected to occur immediately prior to the opening of business on or about April 30, 2010 (the “Closing Date”), all of the assets of each Transferor Fund will be transferred to the Acquiring Fund in exchange for Service Shares of the Acquiring Fund.  On and after the Closing Date, the assets of each Transferor Fund will become the assets of the Acquiring Fund.  The value of a Transferor Fund’s assets shall be the value of such assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date, using the valuation procedures of the Trust, which have been approved by the Trust’s Board.  On the Closing Date, each Transferor Fund will distribute to its shareholders of record, on a pro rata basis, all of the Service Shares of the Acquiring Fund received by such Transferor Fund pursuant to the Plan of Reorganization in complete liquidation of such Transferor Fund.  After completion of the Reorganization, each shareholder of a Transferor Fund will own Service Shares of the Acquiring Fund equal in value to the net asset value (“NAV”) of such shareholder’s shares of such Transferor Fund immediately prior to the Reorganization.  The distribution will be accomplished by the transfer of Acquiring Fund shares credited to the account of a Transferor Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Transferor Fund’s shareholders, with each such account being credited a number of Acquiring Fund shares representing the respective pro rata number of Acquiring Fund shares due the related shareholders.  All issued and outstanding shares of a Transferor Fund will simultaneously be canceled on the books of such Transferor Fund.  Each Transferor Fund will discharge all known liabilities prior to the consummation of the Reorganization.  Following the completion of the Reorganization, each Transferor Fund will be terminated.

Consummation of the Reorganization will be subject to a number of conditions.  These include, among others, that (1) the shareholders of a Transferor Fund approve the Reorganization; (2) the Trust receives from its legal counsel certain opinions (including an opinion from the Trust’s legal counsel that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); and (3) the Trust shall receive from its legal counsel the tax opinion discussed below under “Federal Income Tax Consequences.”

The Plan of Reorganization may be amended, terminated or abandoned for any reason prior to the Closing Date upon the vote of a majority of the Trustees.  The officers of the Trust may change the Closing Date without additional specific authorization the Trust’s Board.

Each Transferor Fund’s and Acquiring Fund’s fees, costs and expenses (including, but not limited to, fees of counsel and accountants) incurred in connection with the Reorganization will be allocated to be borne as follows between GFWM (75%) and Enhanced International Fund (25%) whether or not the Reorganization contemplated hereby is concluded.  As part of the Reorganization, each Transferor Fund will reduce its portfolio holdings to cash, and shareholders will bear a pro rata share of any related brokerage costs.  In addition, shareholders of the Acquiring Fund will bear a pro rata share of any related brokerage costs in connection with the reallocation of the assets of the Efficient Edge Program out of the Acquiring Fund.

Description of the Securities to be Issued

Shareholders of each Transferor Fund will receive full and/or fractional Service Shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization, as described above.  The Acquiring Fund shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights.  The rights of shareholders of each Transferor Funds and the Acquiring Fund are the same.  For more information see “Comparison of the Transferor Funds and the Acquiring Fund.”

Board Considerations

In response to the changing landscape of the variable annuity industry, GLAIC and GLICNY have discontinued certain asset allocation programs that utilize the Putnam Fund and the Thornburg Fund as allocation options for new versions of their variable annuity products.  As a result, the Putnam Fund and Thornburg Fund will experience reduced asset flows and diminished future growth potential.  With assets of $41 million for the Putnam Fund and $36 million for the Thornburg Fund, the Transferor Funds are relatively small and, as a result, have high gross operating expense ratios.  GFWM waives and/or reimburses a significant portion of each Transferor Fund’s ordinary operating expenses.  The Transferor Funds’ high gross operating expense ratios would likely continue indefinitely due to the low asset levels of the Transferor Funds and lack of future growth potential.  In light of the diminished growth potential of the Transferor Funds, GFWM informed the Board that it would not be willing to continue to subsidize the Transferor Funds beyond its contractual obligation, and that the Board should consider either closing and liquidating the Transferor Funds or reorganizing them in a way that could boost their asset levels.

At a meeting held on February 10, 2010, the Board, including the Independent Trustees, on behalf of each Transferor Fund, considered various alternatives, including maintaining the status quo, seeking an SEC substitution order at the insurance company level to permit the substitution of another mutual fund or funds for the Putnam and Thornburg Funds within the variable annuity product, liquidating the Putnam Fund and Thornburg Fund, or reorganizing the Putnam Fund and Thornburg Fund into the Enhanced International Fund, and the Board approved the Plan of Reorganization.  In approving the Reorganization, the Board determined that (i) participation in the Reorganization is in the best interests of each Transferor Fund’s shareholders; and (ii) the Reorganization will not result in the dilution of the interests of each Transferor Fund’s shareholders.

In making this determination, the Board considered a number of factors, including:

•	the investment objectives, strategies, restrictions, and risks of the Acquiring Fund as compared to those of the Transferor Funds;

•
the likelihood that the Putnam Fund and Thornburg Fund would not continue to be made available as allocation options for GLAIC and GLICNY variable annuity products and the fact that the proposed Reorganization would provide Contract Owners with an opportunity for continued investment in an international equity mutual fund;

•
the expectation that the Reorganization will not result in any material adverse federal income tax consequences to Contract Owners (even though the Reorganization is expected to be a taxable transaction for federal income tax purposes);

•	the lower advisory fee and total annual fund operating expenses of the Acquiring Fund compared to that of each Transferor Fund;

•	the fact that the Acquiring Fund is advised by GFWM and that GFWM does not make use of a sub-advisor in managing the Acquiring Fund; and

•
that each Transferor Fund’s and the Acquiring Fund’s fees, costs and expenses (including, but not limited to, fees of counsel and accountants) incurred in connection with the Reorganization will be allocated between GFWM (75%) and Enhanced International Fund (25%) whether or not the Reorganization contemplated hereby is concluded.

The Board was also informed that if the Reorganization was approved by shareholders of the Transferor Funds and consummated, after the consummation of the Reorganization, it was anticipated that those accounts that had invested in the Transferor Funds through the Efficient Edge Program, representing a substantial majority of the assets that comprise the Putnam Fund and the Thornburg Fund, would be reallocated out of the Acquiring Fund within a few months after the Reorganization once certain regulatory notification provisions were met and pending market conditions.

At the meeting held on February 10, 2010, the Trust’s Board also determined that the consummation of the Reorganization is in the best interest of the shareholders of the Acquiring Fund and the Reorganization will not result in the dilution of interest of the Acquiring Fund’s shareholders.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Federal Income Tax Consequences of the Reorganization

This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under the federal income tax laws.  Stradley Ronon Stevens & Young, LLP, counsel to the Trust, will, as a condition to the closing of the Reorganization, provide a legal opinion with respect to each Transferor Fund and the Acquiring Fund addressing the material U.S. federal income tax matters relating to the liquidation of each Transferor Fund's assets to cash and the subsequent Reorganization.  That opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Transferor Funds and the Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  An opinion of counsel is not binding upon the Internal Revenue Service or the courts, and it is possible that the Internal Revenue Service or the courts could disagree with the conclusions in such opinion.

Each Transferor Fund and the Acquiring Fund intend to treat the Reorganization as a taxable transaction.  Because insurance company separate accounts are the shareholders in the Transferor Funds, all of the federal income tax consequences from the liquidation of each Transferor Fund's assets to cash and the subsequent Reorganization flow to the separate accounts, rather than to the Contract Owners.  Based on such treatment, the tax consequences described below would apply to the Transferor Fund shareholders.

Liquidation of each Transferor Fund Assets To Cash.  The liquidation by each Transferor Fund of all, or substantially all, of its assets to cash prior to the closing of the Reorganization may result in the realization of capital gains that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date.  However, in light of the tax-favored status of the shareholders, which are separate accounts of life insurance companies, such distribution should not result in any material adverse federal income tax consequences to the shareholders.  The tax consequences of the liquidation of each Transferor Fund's assets to cash and the subsequent Reorganization are similar to the results of liquidating the Transferor Funds.

The Reorganization.  The shareholders of each Transferor Fund, all of which are, and are anticipated to remain through the Closing Date, members of the same affiliated group of corporations for federal income tax purposes, will recognize no gain or loss on the receipt by them of the Acquiring Fund shares in complete liquidation of a Transferor Fund, subject to a special rule for certain liquidating distributions.  The aggregate tax basis of the Acquiring Fund shares received by a shareholder that is an 80-percent distributee will be the same as it would be in the hands of the Transferor Fund, and the holding period of such Acquiring Fund shares received will include the period for which such Acquiring Fund shares were held by the Transferor Fund. The aggregate tax basis of the Acquiring Fund shares received by other shareholders, none of which are an 80-percent distributee, will equal the fair market value of the Acquiring Fund shares at the time of distribution by the Transferor Fund, and the holding period of such Acquiring Fund shares received will begin on the day following the date of receipt of the Acquiring Fund shares.

If the Reorganization is consummated but the Internal Revenue Service or the courts determine that the Reorganization qualifies as a tax-free reorganization under the Internal Revenue Code, no gain or loss would be recognized by either of the Transferor Funds, the Acquiring Fund or the Transferor Fund shareholders for federal income tax purposes upon the transfer by a Transferor Fund of its assets, consisting all or substantially all of cash, in exchange solely for Acquiring Fund shares and upon the distribution by the Transferor Fund of the Acquiring Fund shares received to the Transferor Fund shareholders in liquidation of the Transferor Fund.  In this case, the holding period and aggregate tax basis of the Acquiring Fund shares received by a Transferor Fund shareholder would be the same as the holding period and aggregate tax basis of the shares of the Transferor Fund previously held by such shareholder.  Shareholders are urged to consult their own tax advisers about the federal, state and local income tax consequences, if any, of the Reorganization to them.

General Limitation on Capital Losses.  Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  The Acquiring Fund will not succeed to the capital loss carryovers, if any, of the Transferor Funds upon the closing of the Reorganization.  The capital loss carryovers, if any, of the Acquiring Fund would be subject to an annual limitation, if, as anticipated, the Acquiring Fund experiences a change of ownership on a combined basis as a result of the Reorganization. The Acquiring Fund's actual annual loss limitation would generally equal the aggregate net asset value of the Acquiring Fund on the Closing Date of the Reorganization multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes.  As of December 31, 2009, the Acquiring Fund had no capital loss carryovers and no unrealized depreciation in value of its portfolio investments.  It is unlikely that this annual loss limitation on use of the Acquiring Fund’s total capital loss carryovers, if any, would be material, although that will depend on the facts at time of closing the Reorganization.

Tracking Your Basis and Holding Period.  After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.  Contract Owners should ask their own tax advisors for more information on their own tax situation.

Comparative Information on Shareholder Rights

The Transferor Funds and the Acquiring Fund are all series of the Trust, which is organized as a Delaware statutory trust, and, therefore, shareholders of each of the Funds have the same shareholder rights.

CAPITALIZATION

The capitalization table below shows the capitalization of the Putnam Fund, Thornburg Fund and Enhanced International Fund as of December 31, 2009 and the capitalization of the Enhanced International Fund on a pro forma basis as of that date after giving effect to the Reorganization.  The table shows the pro forma capitalization for the Enhanced International Fund if both the Putnam Fund and Thornburg Fund consummate the Reorganization (with and without the Efficient Edge Program’s assets).  The table presents examples of the number of the Service Shares of each Transferor Fund that would have been exchanged for Service Shares of the Acquiring Fund if the Reorganization shown had been consummated on December 31, 2009, and does not reflect the number of such shares or the value of such shares that will actually be received if the Reorganization occurs.  Each shareholder of each Transferor Fund will receive the number of full and fractional shares of the Acquiring Fund equal in value to the value (as of the last business day prior to the Closing Date) of the shares of the Transferor Fund.  The Acquiring Fund will be the accounting survivor for financial statement purposes.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Putnam Fund – Service Shares	$41,482,468	4,439,970	$9.34
Thornburg Fund – Service Shares	$36,420,330	3,716,408	$9.80
Acquiring Fund Prior To Reorganization – Service Shares* Institutional Shares	- $69,136	- 6,891	- $10.03
Adjustments** Service Shares Institutional Shares	($126,451) ($112)	(402,006) (10)	- -
Pro Forma Acquiring Fund After Reorganization – Service Shares Institutional Shares (assumes transactions with both Putnam Fund and Thornburg Fund are completed)	$77,776,347 $69,024	7,754,372 6,881	$10.03 $10.03
Pro Forma Acquiring Fund After Reorganization – Service Shares
Institutional Shares
  (assumes transactions with both Putnam Fund and Thornburg Fund are completed and withdrawal of the Efficient Edge Program’s assets)
	$15,737,729 $69,024	1,569,066 6,881	$10.03 $10.03

*      No Services Shares were outstanding as of December 31, 2009

**
Adjustments represent estimated repositioning and reorganization costs to be incurred by the Acquiring Fund.  Adjustments to shares represent the change in NAV for the liquidated assets of the Transferor Funds into the Acquiring Fund.

There is no assurance that the Reorganization will be consummated.  Moreover, if the Reorganization is consummated, the capitalization of the Transferor Funds is likely to be different at the effective time of the Reorganization as a result of daily share purchase and redemption activity in the Transferor Funds.  Accordingly, you should not presume that the foregoing reflects the number of shares of the Acquiring Fund that actually will be received on or after such date.

COMPARISON OF THE TRANSFEROR FUNDS AND THE ACQUIRING FUND

Comparison of the Investment Objective and Principal Investment Strategies

This section briefly compares and contrasts the investment objectives and principal investment strategies of each Transferor Fund with those of the Acquiring Fund.  More complete information may be found in the respective prospectuses for the Transferor Funds and the Acquiring Fund.

PUTNAM FUND	THORNBURG FUND	ACQUIRING FUND
Investment Objectives	Investment Objectives	Investment Objectives
Long-term capital appreciation	Long-term capital appreciation by investing in equity and fixed income securities of all types.	Outperform the MSCI EAFE Index while maintaining a market level of risk
Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies
The Fund invests mainly in common stocks of companies outside the United States that the sub-advisor believes have favorable investment potential.  The Fund invests mainly in companies with small and mid-sized market capitalizations, although the Fund may invest in companies of any size.  Some of the small and mid-sized companies in which the Fund invests may have market capitalizations of less than $1 billion.  The Fund emphasizes investments in foreign securities in developed countries, but may also invest in companies located in emerging market countries.

To determine whether a company is located outside of the United States, the sub-advisor considers the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits.  The sub-advisor may consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.  The Fund also may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency.  The Fund may use derivatives both for hedging and speculative purposes and may use derivatives as a substitute for direct investment in securities or other investments.  Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

In addition to the main investment strategies described above, the Fund also may make other types of investments, such as investments in equity securities other than common stocks, convertible securities and fixed income securities.

The Fund invests primarily in foreign securities, including equity securities and fixed income securities.  Under normal market conditions, the Fund invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities.  The Fund also may invest in securities of issuers in emerging market countries.  The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations.  The Fund may also invest in partnership interests.

The Fund’s principal focus is on traditional, value style investing.  However, the Fund’s portfolio may include stocks that, in the sub-advisor’s opinion, provide value in a broader or different context.  The relative proportions of these different types of securities will vary over time.  The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals.

The sub-advisor primarily uses individual issuer and industry analysis to make investment decisions.  Value, for purposes of the Fund’s selection criteria, relates both to current and projected measures.  The sub-advisor typically focuses the Fund’s equity investments in the following three types of companies:

▪ Basic value companies that, in the sub-advisor’s opinion, are financially sound companies with well-established businesses whose stock is selling at low valuations relative to the companies’ net assets or potential earning power.

▪ Companies with consistent earnings when they are selling at valuations below historic norms.  Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations.  Generally, they show steady earnings and dividend growth.

Emerging franchises, which are value-priced companies that, in the sub-advisor’s opinion, are in the process of establishing a leading position in a product, service or market and that the sub-advisor expects will grow, or continue to grow, at an above average rate.

Under normal market conditions, the Fund invests at least 80% of its net assets in exchange-traded securities of other investment companies (“exchange-traded funds” or “ETFs”) that invest substantially all of their assets in equity securities of foreign companies (i.e., foreign securities) and other open-end investment companies that utilize a “passive” or “indexing” investment approach in an attempt to approximate the investment performance of a benchmark index (“Index Funds”). The Fund may invest in funds that invest in securities of companies of any size located in developed and emerging markets throughout the world. The Fund invests its assets in ETFs and Index Funds in accordance with weightings determined by the Advisor and generally will be diversified among various geographic regions. The ETFs and Index Funds in which the Fund may invest are referred to herein as the “Underlying Funds.”

The Advisor believes that investing in ETFs and Index Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of international equity securities.  Generally, each Underlying Fund in which the Fund invests seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying Fund’s portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each Underlying Fund is designed so that its performance will correspond closely with that of the index it tracks. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.

The MSCI EAFE Index® is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets; the MSCI EAFE Index currently consists of 21 developed market country indices.  As of September 30, 2009, the float adjusted market capitalization range of the companies with the MSCI EAFE Index was between $406 million and $198.3 billion.  The Advisor attempts to achieve the Fund’s objective by overweighting those Underlying Funds that the Advisor believes will outperform the Fund’s benchmark index.  In selecting the Underlying Funds, the Advisor analyzes many factors, including the Underlying Funds’ investment objectives, total return, portfolio holdings, volatility and expenses, as well as quantitative and qualitative data regarding the market segments represented in the Underlying Funds’ portfolio of investments.  The Advisor believes that by overweighting certain segments of the benchmark index (e.g., country, region, capitalization, growth, or value) outperformance of the index may be achieved.  The Fund’s allocations are reviewed by the Advisor periodically and may be adjusted as the market and economic outlook changes.

Comparison of the Fundamental Investment Policies

Each Transferor Fund has the same fundamental and non-fundamental investment restrictions as the Acquiring Fund, with one exception. The lone difference relates to the fundamental investment restrictions for industry concentration.  Both the Transferor Funds and the Acquiring Fund may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies); however, the Acquiring Fund’s investment restrictions include an exception to allow concentration to approximately the same extent that the Acquiring Fund’s underlying index or indices concentrates in the stock of any particular industry or industries. More complete information may be found in the respective SAIs for the Transferor Funds and the Acquiring Fund.

Investment restrictions that are fundamental policies cannot be changed without the approval of shareholders.  Investment restrictions that are non-fundamental may be changed by the respective Fund’s Board without shareholder approval.

Comparison of the Distribution, Purchase and Redemption Policies

Each Transferor Fund and the Acquiring Fund have identical distribution, purchase and redemption policies and procedures, which are summarized below.  You may also refer to the prospectuses for the Transferor Funds and the Acquiring Fund for details about the Funds’ distribution, purchase and redemption procedures.

Valuation of Shares.  Each Fund calculates its NAV once each business day as of the regularly scheduled close of normal trading on the NYSE (generally, 4:00 p.m. Eastern time).

Purchasing Shares.  Shares of the Funds are not sold directly to the public.  The Funds offer their Service Shares to Accounts of insurance companies, including affiliates of Genworth Financial, Inc., as investment options for certain Contracts.  The Accounts purchase Service Shares of a Fund in accordance with variable account allocation instructions received from Contract Owners.  A Fund then uses the proceeds to buy securities for its portfolio.

Selling Shares.  Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, a Fund will pay for redeemed shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.  Because variable annuity contracts may have different provisions with respect to the timing and method of redemptions, variable annuity contract owners should contact their insurance company directly for details concerning these transactions.

Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend at least annually in the form of additional shares of the Fund.  Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually.  The Funds automatically reinvest any capital gains.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Distribution Plan and Administrative Services Agreement

In addition to expenses that may be imposed by Contracts, the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Service Shares of each Fund pay annual fees of 0.25% of the average daily net assets of the class to Capital Brokerage Corporation, as a Fund’s principal underwriter, or to insurance companies that issue Contracts that invest in the Fund, for distribution and shareholder servicing activities.  In addition, the Trust, on behalf of the Service Shares, has entered into an amended and restated Administrative Services Agreement, under which the Service Shares pay annual fees of 0.25% of the average daily net assets of the class to GLAIC and GLICNY for administrative support services to Service Shares of a Fund, including, but not limited to, maintaining of accounts and records, providing transaction support, providing telephone support with respect to contract owner inquiries about the Funds, delivering of current prospectuses, reports, proxies and other informational materials to contract owners and providing other administrative support to the Funds as mutually agreed to by GLAIC, GLICNY and the Trust.

Comparison of Service Providers

GFWM is the investment adviser for the each of the Transferor Funds and the Acquiring Fund.  Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, Massachusetts 02109, is the sub-advisor for the Putnam Fund. Thornburg Investment Management, Inc. (“Thornburg”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, is the sub-advisor for the Thornburg Fund.  The Acquiring Fund does not have a sub-advisor, as GFWM is responsible for the day-to-day management of the Acquiring Fund. GFWM will continue to serve in its present capacity for the Acquiring Fund.

Investment Advisor

GFWM serves as the investment advisor to each of the Transferor Funds and the Acquiring Fund and will continue to serve as Advisor to the Acquiring Fund.  GFWM’s principal place of business is located at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523.  GFWM manages and supervises the investment of each Transferor Fund’s and the Acquiring Fund’s assets on a discretionary basis.

For its services to the Acquiring Fund, GFWM is entitled to an advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.075% based on the average daily net assets of the Acquiring Fund.  In comparison, the advisory fees for the Putnam Fund is 0.70% and the advisory fee for the Thornburg Fund is 0.65%.  With respect to each Transferor Fund, GFWM pays a sub-advisory fee of 0.55% to each Fund’s respective sub-advisor, which is calculated at an annual rate based on the applicable Transferor Fund’s average daily net assets.

Multi-Manager Structure

GFWM has received an exemptive order from the SEC, which the Trust may rely on, allowing it to operate using a multi-manager structure, which allows GFWM, subject to the approval of the Board, to hire, replace or terminate a sub-advisor (excluding hiring a sub-advisor which is an affiliate of GFWM) without the approval of shareholders.  The order also allows GFWM to revise a sub-advisory agreement with an unaffiliated sub-advisor without shareholder approval but with the approval of the Board.

If a new unaffiliated sub-advisor is hired for a Transferor Fund or the Acquiring Fund, shareholders will receive information about the new sub-advisor within 90 days of the change. The multi-manager structure allows funds greater flexibility enabling them to operate more efficiently.

GFWM has ultimate responsibility, subject to oversight by the Board, for overseeing a Fund’s sub-advisor (where applicable) and recommending to the Board the hiring, termination or replacement of a sub-advisor. In instances where the GFWM hires a sub-advisor, the GFWM performs the following oversight and evaluation services to a sub-advised Fund:

                    • initial due diligence on prospective sub-advisors;
•	monitoring sub-advisor performance, including ongoing analysis and periodic consultations;
                    • communicating performance expectations and evaluations to the sub-advisors; and
•	making recommendations to the Board regarding renewal, modification or termination of a sub-advisor’s contract.

Where GFWM does recommend sub-advisor changes, GFWM periodically provides written reports to the Board regarding its evaluation and monitoring of the sub-advisor.  Although GFWM monitors the sub-advisor’s performance, there is no certainty that any sub-advisor or sub-advised fund will obtain favorable results at any given time.

GFWM does not presently intend to hire a sub-advisor for the Acquiring Fund, though GFWM may decide to use the multi-manager structure for the Acquiring Fund in the future.

Other Service Providers

The other services providers for the Transferor Funds and the Acquiring Fund are listed below.

Fund Administrator, Fund Accountant and Transfer Agent:	U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202
Custodian:	U.S. Bank, N.A. 1555 N. RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Distributor:	Capital Brokerage Corporation 6620 West Broad Street, Building 2 Richmond, Virginia 23230
Sub-Distributor:	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Auditor:	KPMG LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

Financial Highlights of the Transferor Funds and Acquiring Fund

The following tables are intended to help you understand the financial performance for Service Shares of  the Transferor Funds for the period from August 15, 2008 (date of inception) through the fiscal year ended December 31, 2008 and the fiscal year ended December 31, 2009, and the financial performance for Institutional Shares of the Acquiring Fund for the period from December 9, 2009 (date of inception) through the fiscal year ended December 31, 2009.  (As of December 31, 2009, Service Shares of the Acquiring Fund were not issued.  Service Shares of the Acquiring Fund are invested in the same portfolio of securities but have different expenses.)  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Total returns reflect Fund level expenses but do not reflect fees and expenses associated with any Contract that uses the Fund as an investment option.  If total return reflected all Contract-related expenses, total return would be reduced.  The information for the fiscal periods ended December 31, 2008 and December 31, 2009 has been derived from financial statements audited by KPMG LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report.  The Funds’ annual reports are available upon request.

Putnam Fund-Service Shares

	January 1, 2009 Ended December 31, 2009	August 15, 20081 Ended December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$6.70	$ 10.00
Net investment income	0.12	0.02
Net realized and unrealized gains (losses) on investments	3.65	(3.32)
Total from investment operations	3.77	(3.30)
Less distributions:
Dividends from net investment income	(0.18)	—
Dividends from net realized gains	(0.95)	—
Total distributions	(1.13)	—
Net asset value, end of period	$9.34	$ 6.70
Total return	56.65%	-32.98%2’3
Supplemental data and ratios:
Net assets, end of period	$41,482,468	$27,899,920
Ratio of expense to average net assets
Before expense reimbursement4	2.09%	4.40%5
After expense reimbursement4 and before securities lending credit	1.35%	1.35%5
After expense reimbursement4 and securities lending credit	1.35%	1.35%5
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	0.61%	-1.75%5
After expense reimbursement	1.35%	1.30%5
Portfolio turnover rate	108.50%	24.70%2’3

1      Date of inception.

2      From September 4, 2008 (commencement of operations) through December 31, 2008.

3      Not annualized.

4	The expense reimbursement calculation excludes interest expense. Interest expense amounts to less than 0.01% per share of average net assets.

5      Annualized.

Thornburg Fund-Service Shares

	January 1, 2009 Ended December 31, 2009	August 15, 20081 Ended December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$7.48	$ 10.00
Net investment income	0.09	—
Net realized and unrealized gains (losses) on investments	2.23	(2.49)
Total from investment operations	2.32	(2.49)
Less distributions:
Dividends from net investment income	--	(0.03)
Total distributions	--	(0.03)
Net asset value, end of period	$9.80	$ 7.48
Total return	30.97%	-24.92%2’3
Supplemental data and ratios:
Net assets, end of period	$36,420,330	$25,388,500
Ratio of expense to average net assets
Before expense reimbursement4	1.85%	3.23%5
After expense reimbursement4 and before securities lending credit	1.31%	1.32%5
After expense reimbursement4 and securities lending credit	1.30%	1.30%5
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	0.52%	-1.73%5
After expense reimbursement	1.07%	0.20%5
Portfolio turnover rate	50.10%	5.19%2,3

1      Date of inception.

2      From September 4, 2008 (commencement of operations) through December 31, 2008.

3      Not annualized.

4	The expense reimbursement calculation excludes interest expense. Interest expense amounts to less than 0.01% per share of average net assets.

5      Annualized.

Enhanced International Fund-Institutional Shares

December 9, 20091 Ended December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.00
Net investment income	0.08
Net realized and unrealized gains (losses) on investments	(0.05)
Total from investment operations	0.03
Less distributions:
Dividends from net investment income	--
Total distributions	--
Net asset value, end of period	$10.03
Total return	0.33%2,3
Supplemental data and ratios:
Net assets, end of period	$69,136
Ratio of expense to average net assets
Before expense reimbursement	59.10%4
After expense reimbursement and before securities lending credit	0.19%4
After expense reimbursement and securities lending credit	0.19%4
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	-34.28%4
After expense reimbursement	24.63%4
Portfolio turnover rate	0.00%2,3

1      Date of inception.

2      From December 9, 2009 (commencement of operations) through December 31, 2009.

3	Not annualized.

4	Annualized.

VOTING INFORMATION

This section provides information on a number of topics relating to proxy voting and the Meeting.

Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting.  Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote.  The number of votes for which a Contract Owner may provide voting instructions is determined by applying the Contract Owner’s percentage interest in a Transferor Fund to the total number of votes attributable to the Transferor Fund.

As discussed above, shares of a Transferor Fund are offered only to insurance company Accounts as investment options under their Contracts. Accordingly, as of the Record Date, shares of each Transferor Fund were held by Accounts. Contract Owners have the right to instruct the insurance company on how to vote the shares related to their interests through their Contracts (i.e., "pass-through voting"). If you complete and sign the voting instruction form, the shares attributable to your Contract will be voted as you instruct. If you sign the voting instruction form without otherwise indicating a vote, the shares attributable to your Contract will be voted "FOR" the approval of the proposed Reorganization. If you do not return a voting instruction form at all, the shares attributable to your Contract will be voted in the same proportion as shares for which instructions have been received from other Contract Owners of your insurance company (i.e., "echo voting").

Shares Outstanding.  The number of shares of each Transferor Fund outstanding as of the Record Date is listed below:

Shares Outstanding
Putnam Fund – Service Shares	2,504,023
Thornburg Fund – Service Shares	4,394,261

Voting Instructions Solicitation Methods.  The solicitation of voting instructions will be largely by mail, but may include telephonic, Internet or oral communication.  In addition to solicitations by mail, officers and employees of the Advisor, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust has also retained an outside firm, Computershare Fund Services, who specializes in proxy solicitation to assist with the solicitation process (tabulation, printing and mailing), the collection of voting instructions, and with any necessary follow-up.

Solicitation Costs.  All costs of solicitation, including (a) printing and mailing of this Prospectus/Proxy Statement and accompanying material, (b) the maintenance of the Internet web site relating to this solicitation, (c) the reimbursement of insurance companies and others for their expenses in forwarding solicitation material to the beneficial owners of each Transferor Fund’s shares, (d) payment to Computershare Fund Services for tabulation, printing and mailing services, including solicitations to submit voting instructions by telephone, and (e) the costs of holding the Meeting will be allocated between GFWM and Enhanced International Fund.

Quorum.  For each Transferor Fund, acting separately, the presence, in person or by proxy, of 40% of the holders of shares entitled to vote on the Proposal on the Record Date constitutes a quorum for the transaction of business at the Meeting.  Shareholders of record as of the Record Date will be insurance companies, so attendance by proxy by the insurance companies at the Meeting will constitute a quorum.  For purposes of determining whether the Proposal has been approved for the Trust, abstentions will have the effect of a vote “against” the proposal.  Quorum may be satisfied through proportional voting, as described below.

The rules of the SEC require that the Trust disclose in this Prospectus/Proxy Statement the effect of “broker non-votes.”  Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto.  Each insurance company, as the shareholder of record of all of the Trust’s shares, is expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by such insurance company, even in instances where a broker would be prevented from exercising discretion.  Broker non-votes, therefore, will be so voted by each insurance company just as any other shares for which the participating insurance company does not receive voting instructions.

Vote Required.  For each Transferor Fund, acting separately, approval of the Proposal will require, if a quorum is present at the Meeting, the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Transferor Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Transferor Fund.

Each insurance company will vote the shares of a Transferor Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts.  Each insurance company is expected to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Transferor Fund alone would not be sufficient to approve a proposal.

Adjournment.  For each Transferor Fund, acting separately, if a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, an authorized officer of the Trust may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions for which sufficient votes have NOT been received; provided, that such adjournment is approved by a majority of the votes cast at the Meeting in person or by proxy or an authorized officer of the Trust.

Revocation of Voting Instructions. At any time before the Meeting, a person may change their vote, even though voting instructions have already been returned, by written notice to the Trust, or by submitting subsequent voting instructions, by mail, by Internet, by telephone or by voting in person at the Meeting.  Should Contract Owners require additional information, they may contact the Trust at (800) 352-9910.

Shareholder Proposals. The Trust is organized as a Delaware statutory trust.  As such, the Trust is not required to, and does not, hold annual meetings.  Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and by-laws.  Shareholders of a Transferor Fund who wish to present a proposal for action at a future meeting may submit a written proposal to the Trust for inclusion in a future proxy statement.  Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the Meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

If a shareholder wishes to send a communication to the Trustees, such correspondence should be in writing and addressed to the Trustees of the Trust c/o the Secretary of the Trust, at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523. The correspondence will be given to the Trustees for review and consideration.

Other Matters.  No business other than the matter described above is expected to come before the Meeting, but should any matter incidental to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

Contract Owners who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, telephone or Internet as explained in the instructions included on your voting instruction form.

ADDITIONAL INFORMATION ABOUT THE TRANSFEROR FUNDS AND THE ACQUIRING FUND

More information about each Transferor Fund and the Acquiring Fund is included in: (i) the Transferor Funds’ Prospectus dated May 1, 2009, which is incorporated by reference herein and considered a part of this Prospectus/Proxy Statement; (ii) the Transferor Funds’ Statement of Additional Information dated December 7, 2009, relating to the Transferor Funds’ Prospectus; (iii) the Acquiring Fund’s Prospectus dated December 8, 2009, which accompanies this Prospectus/Proxy Statement, is incorporated by reference herein and considered a part of this Prospectus/Proxy Statement; (iv) the Acquiring Fund’s Statement of Additional Information dated December 8, 2009, relating to the Acquiring Fund’s Prospectus; and (v) the SAI dated March 22, 2010 (relating to this Prospectus/Proxy Statement), which is incorporated by reference herein.

To obtain a document free of charge, call (800) 352-9910, contact your variable insurance provider or download the documents (except the statement of additional information) from the Genworth website (www.Genworth.com) or by mail by writing to the Trust at 6610 West Broad Street, Richmond, Virginia 23230.

You may review and obtain copies of each Fund’s information (including its statement of additional information) at the SEC Public Reference Room in Washington, D.C.  Please call (202) 551-5850 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C.  20549 and at the following regional offices of the SEC:  New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104.  Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Web site at www.sec.gov.  To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Independent Registered Public Accounting Firm

The audited financial statements for each Transferor Fund and the Acquiring Fund, which appear in the Funds’ Annual Report dated December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report therein and are incorporated by reference into the SAI relating to this Prospectus/Proxy Statement.  Such financial statements are incorporated therein by reference in reliance upon such reports given on the authority of such firm.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the Record Date, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Transferor Fund, the Acquiring Fund and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

To the best knowledge of Trust, as of the Record Date, no person except those set forth in the following table owned of record 5% or more of the outstanding shares of either Transferor Fund or the Acquiring Fund.  The following table sets forth the name, address and share ownership of each person known to Trust to have ownership with respect to 5% or more of the Service Shares of each Transferor Fund or the Acquiring Fund as of February 26, 2010.  The type of ownership of each entry listed on the table is record ownership.  The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to change.

Principal Holders and Control Persons of the Putnam Fund as of February 26, 2010

Name and Address	Shares	% Ownership	Type of Ownership
Genworth Life and Annuity Insurance Company 6610 West Broad Street Richmond, Virginia 23230	2,255,520	90.08%	Record
Genworth Life Insurance Company of New York 666 Third Avenue 9th Floor New York, New York 10017	248,503	9.92%	Record

Principal Holders and Control Persons of the Thornburg Fund as of February 26, 2010

Name and Address	Shares	% Ownership	Type of Ownership
Genworth Life and Annuity Insurance Company 6610 West Broad Street Richmond, Virginia 23230	3,881,952	88.34%	Record
Genworth Life Insurance Company of New York 666 Third Avenue 9th Floor New York, New York 10017	512,309	11.66%	Record

Principal Holders and Control Persons of the Acquiring Fund as of February 26, 2010

Name and Address	Shares	% Ownership	Type of Ownership
Capinco c/o U.S. Bank 1555 N. Rivercenter Drive Suite 302 Milwaukee, Wisconsin 53212	50,212	97.10%	Record
Genworth Life and Annuity Insurance Company 6610 West Broad Street Richmond, Virginia 23230	1,500	2.90%	Record

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address(es), or by phone at the phone number(s), on the cover page of this Prospectus/Proxy Statement.

* * *

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are required to vote by mail, telephone or Internet as explained in the instructions included on your voting instruction form.

APPENDIX A
FORM OF PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”) is dated the 10th day of February, 2010 and has been adopted by the Board of Trustees (the “Board”) of Genworth Variable Insurance Trust (the “Trust”), a Delaware statutory trust, to provide for the reorganization of its Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (each an “Acquired Fund” and together, the “Acquired Funds”) into its Genworth Enhanced International Index Fund (the “Acquiring Fund”).  The Acquired Funds and the Acquiring Fund (each a “Fund” and together, the “Funds”) are each separate investment portfolios of the Trust.

A.  Background

The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board has determined that it is in the best interests of each Acquired Fund and its respective shareholders to be reorganized through the transfer of all of its assets to the Acquiring Fund upon the terms set forth in this Plan (the “Reorganization”).  The Board has also determined that the Reorganization is in the best interests of each Fund and that the interests of the Funds’ existing shareholders will not be diluted as a result of the Reorganization.

This Plan is intended to be a taxable transaction that does not qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and any successor provision.  The adoption of this Plan constitutes the adoption of a plan of complete liquidation by each Acquired Fund within the meaning of Section 332 of the Code, as well as the adoption of a constructive "plan of liquidation" by each of the sub-accounts corresponding to the Acquired Funds in which they invest effective on the date the Plan is adopted.

B.  The Reorganization

1.  The Reorganization shall close on April 30, 2010 or such other date as the Trust’s President or any Vice-President (the “Authorized Officers”) may determine (the “Closing Date”).  All acts taking place at the closing of a Reorganization (the “Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date of the Reorganization.  The Closing shall be held at the offices of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square Philadelphia, PA 19103-7098, or at such other time and place as may be determined by the Authorized Officers.  The Closing may also be held by facsimile, email or such other communication means.

2. On or before the Closing, each Acquired Fund shall reduce all, or substantially all, of its assets to cash denominated in U.S. currency.

3.  The assets of an Acquired Fund to be transferred to the Acquiring Fund shall consist of all property of every description, and all interests, rights, privileges and powers, including, without limitation, all cash (including that derived from the liquidation of its assets in exchange for cash), securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by an Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of an Acquired Fund on the Closing Date, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Liabilities (as defined in paragraph 4 of this Section B) and cash in an amount necessary to pay any distributions pursuant to paragraph 9 of this Section B (collectively, “Assets”).  The value of an Acquired Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the NYSE (the “Valuation Time”) on the business day immediately preceding the Closing Date (the “Valuation Date”), using the valuation procedures of the Trust (the “Valuation Procedures”) which have been approved by the Trust’s Board of Trustees, and such value shall reflect the declaration of any dividends.

4.  The Acquired Fund shall transfer all of its Assets to the Acquiring Fund, free and clear of all liens, encumbrances, and claims whatsoever, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of each Acquired Fund’s Liabilities (as defined below) on its books at the close of regular trading on the NYSE on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the close of regular trading on the NYSE on the Valuation Date, and (2) to pay such contingent liabilities as the Authorized Officers, or any one of them acting singly, shall reasonably deem to exist against an Acquired Fund, if any, at the close of regular trading on the NYSE on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of an Acquired Fund (hereinafter “Net Assets”).  Each Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of regular trading on the NYSE on the Valuation Date.  The Trust shall use commercially reasonable efforts to identify all of an Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date.  In no event will the Acquiring Fund assume or be responsible for any Liabilities of an Acquired Fund.  The Trust will maintain each Acquired Fund as a named insured on the Trust’s errors and omissions insurance policy (the “E&O Policy”) and directors’ and officers’ liability insurance policy (the “D&O Policy”) for 6 years following the Closing Date or such lesser period as is agreed to by the Board.  The Trust shall take all reasonable steps necessary to ensure that in the event that a Liability relating to an Acquired Fund that was unknown prior to the Closing Date should arise following the Closing Date, that such Liability shall be covered by each of the E&O Policy and the D&O Policy. To the extent that such Liability is not covered by the D&O Policy, the Acquiring Fund will indemnify the Trust’s trustees and officers on behalf of an Acquired Fund for any losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Trust's trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) relates to the operation of an Acquired Fund prior to the Closing Date.

5.  The stock transfer books of the Trust with respect to each Acquired Fund will be permanently closed at the Valuation Time on the Valuation Date.  Redemption requests received thereafter by the Trust with respect to an Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued in the Reorganization.

6.  The Acquiring Fund shall deliver to each Acquired Fund the number of full and fractional Service Class shares of the Acquiring Fund (the “Acquiring Fund Shares”) determined in the manner set forth in paragraph 7 of this Section B in exchange solely for each Acquired Fund’s Net Assets.  On the Closing Date, each Acquired Fund will make a liquidating distribution to its shareholders of the Service Class shares, such that the number of Acquiring Fund Shares that are distributed to a shareholder of the particular Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Service Class shares of that Acquired Fund that are outstanding at the Valuation Time on the Valuation Date.  Fractional Acquiring Fund Shares will be rounded to the third place after the decimal point.  In addition, each such shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the Service Class shares of the particular Acquired Fund held by the shareholder.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of an Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of an Acquired Fund.  All issued and outstanding Service Class shares of each Acquired Fund will simultaneously be canceled on the books of the applicable Acquired Fund.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

7.  The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be the net asset value per share of Acquiring Fund Shares computed at the Valuation Time on the Valuation Date, using the Valuation Procedures.  The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) in exchange for an Acquired Fund’s Net Assets shall be determined by dividing the value of the Net Assets of an Acquired Fund attributable to Service Class shares of an Acquired Fund by the net asset value per share of the Acquiring Fund.

8.  In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of an Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Authorized Officers, or any one of them acting singly, accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

9.  Prior to the Valuation Date, each Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Valuation Date, which, together with all previous dividends, shall have the effect of distributing (A) all of each Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of each Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

10.  The legal existence of each Acquired Fund will be terminated as promptly as reasonably practicable after the Closing Date.  After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

C.  Actions by Shareholders of the Acquired Funds

Prior to the Closing Date and as a condition thereto, the Board will call, and the Trust will hold, a meeting of the shareholders of each Acquired Fund to consider and vote upon:

(1) Approval of this Plan and the transactions contemplated hereby.

                                (2) Such other matters as may be determined by the Board.

D.  Conditions to the Reorganization

Consummation of this Plan and the Closing Date with respect to an Acquired Fund will be subject to:

                               (1) the approval of the matters referred to in Section C of this Plan by the shareholders of an Acquired Fund in the manner required by law (the failure of either Acquired Fund’s shareholders to approve the matters referred to in Section C of this Plan shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Fund, and the provisions of this Plan shall be construed to effect this intent); and

                              (2) the following additional conditions:

                                              a.  The Trust will have received an opinion of Stradley Ronon Stevens & Young, LLP, based on reasonable representations and assumptions, to the effect that:

                                                                  (i) the Acquiring Fund Shares issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

                                                                 (ii) for federal income tax purposes: (a) an Acquired Fund will recognize gain or loss on the sale immediately before Closing of all, or substantially all, of an Acquired Fund’s Assets for cash (denominated in U.S. currency) pursuant to Section 1001(a) of the Code; (b) except with respect to an insubstantial amount, if any, of an Acquired Fund’s assets not converted to cash, an Acquired Fund will recognize no gain or loss on the transfer of its assets consisting solely of cash (denominated in U.S. currency) to the Acquiring Fund in exchange solely for Acquiring Fund Shares to be issued pursuant to paragraph 6 of  Section B of the Plan pursuant to Section 1001(a) of the Code; (c) an Acquired Fund will have an adjusted tax basis in the Acquiring Fund Shares purchased equal to their cost pursuant to Section 1012(a) of the Code; (d)  an Acquired Fund (1) will recognize no gain or loss upon the distribution of the Acquiring Fund Shares received by the Acquired Fund to an Acquired Fund shareholder that is an “80-percent distributee” (within the meaning of Section 337(c) of the Code) in complete liquidation of the Acquired Fund pursuant to Sections 337(a) of the Code; and (2) will recognize gain (but not loss) upon the distribution of the Acquiring Fund Shares received by the Acquired Fund to the Acquired Fund shareholders (other than one that is an 80-percent distribute) in complete liquidation of the Acquired Fund in an amount equal to the difference, if any, between the fair market value of the Acquiring Fund Shares distributed and the Acquired Fund’s tax basis in such shares pursuant to Sections 336(a) and 336(d)(3) of the Code; (e)  the Acquired Fund shareholders, all of which are members of the same affiliated group of corporations within the meaning of Section 1504(a) of the Code and Treasury Regulations Section §1.1502-34, will recognize no gain or loss on the receipt by them of the Acquiring Fund Shares in complete liquidation of an Acquired Fund, pursuant to Section 332(a) of the Code, except that such Acquired Fund shareholders will be required to treat as a dividend from the Acquired Fund an amount equal to the dividends paid deduction allowable to Acquired Fund by reason of such distribution pursuant to Section 332(c) of the Code; (f)  the aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder that is an 80-percent distributee (within the meaning of Section 337(c) of the Code) will be the same as it would be in the hands of an Acquired Fund pursuant to Section 334(b)(1), and the holding period of such Acquiring Fund Shares received will include the period for which such Acquiring Fund Shares were held by the Acquired Fund pursuant to Section 1223(2) of the Code; (g) the aggregate basis of the Acquiring Fund Shares received by the Acquired Fund shareholders (other than one that is an 80-percent distributee within the meaning of Section 337(c) of the Code) will equal the fair market value of the Acquiring Fund Shares at the time of distribution by an Acquired Fund pursuant to Section 334(a) of the Code, and the holding period of such Acquiring Fund Shares received will begin on the day following the date of receipt of the Acquiring Fund Shares (cf., Rev. Rul. 54-607, 1954-2 C.B. 177);  and (h) an Acquiring Fund will recognize no gain or loss upon its receipt of the assets of an Acquired Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

                                              b.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Authorized Officers to permit consummation, in all material respects, of the transactions contemplated hereby will be obtained, except where failure to obtain such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Acquired Funds or the Acquiring Fund, provided that the Trust may waive any of such conditions for itself or the respective Funds.

                                              c.  The Acquiring Fund Shares issued in connection with the transactions contemplated herein will be validly issued, fully paid and non-assessable by the Trust.

                                              d.  Each Acquired Fund will have declared the dividend or dividends described in Section B.9 above.

E.  Miscellaneous

1.  This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Delaware.

2.  This Plan and the Reorganization contemplated hereby may be terminated and abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board.

3.  At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of an Acquired Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of an Acquired Fund, amend any of the provisions of this Plan.

4.  Each Acquired Fund’s and Acquiring Fund’s fees, costs and expenses (including, but not limited to, fees of counsel and accountants) incurred in connection with the Reorganization will be allocated to be borne as follows between Genworth Financial Wealth Management, Inc. (“GFWM”) (75%) and Genworth Enhanced International Index Fund (25%) whether or not the Reorganizations contemplated hereby are concluded.

5.  The Trust, by consent of its Board of Trustees, or an Authorized Officer, may waive any condition to the obligations of an Acquired Fund or the Acquiring Fund hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund or the Acquiring Fund.

6.  Subject to the conditions set forth in this Plan, the failure of one Acquired Fund to consummate its Reorganization shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Fund, and the provisions of this Plan shall be construed to effect this intent.

7.  The Trust is governed by Agreement and Declaration of Trust dated June 4, 2008, as amended from time to time, and all persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.  No Fund shall be liable for any claims against any other Fund.  The Trust and GFWM specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other portfolio of the Trust shall be liable with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

GENWORTH VARIABLE INSURANCE TRUST

On behalf of its Genworth Putnam International Capital
Opportunities Fund, Genworth Thornburg International Value
Fund, and Genworth Enhanced International Index Fund

 By:________________________

        Name:
        Title:

Genworth Financial Wealth Management, Inc. hereby agrees to
join this Plan of Reorganization solely for purposes of paragraph 4 of Section E of the Plan

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.

By:________________________

       Name:
       Title:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize fund expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your Combined Prospectus/Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                                                                       GENWORTH VARIABLE INSURANCE TRUST                                                   PROXY
GENWORTH PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND
GENWORTH THORNBURG INTERNATIONAL VALUE FUND
SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Carrie E. Hansen and Christine Villlas-Chernak or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Genworth Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders of the Trust to be held at 2600 One Commerce Square, Philadelphia, Pennsylvania 1913, on Tuesday, April 27, 2010, at 10:00 a.m. Eastern Time, and at any adjournment thereof.  All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, the by that one.  This proxy shall be voted on the proposals described in the Combined Prospectus/Proxy Statement as specified on the reverse side

Receipt of the Notice of Special Joint Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET:  www.proxy-direct.com
                                                                                                                                                VOTE VIA THE TELEPHONE:  1-866-241-6192
                                                                                                                                              _______________________________________

Note: Please date and sign exactly as the name appears on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

_____________________________
Signature(s) (Title(s), if applicable)
   _____________________________

   _____________________________ 2010
Date                                   GEN21235_031710

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Special Joint Shareholder Meeting to Be Held on April 27, 2010.
    The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/gen21235

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL
OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:        ■
                                                                                                                                                                                                                                                                                                                  FOR      AGAINST   ABSTAIN

1.
To approve a Plan of Reorganization by the Trust, which provides for (i) the reduction of the Genworth Putnam International Capital Opportunities Fund’s                           ☐     ☐    ☐
(the “Transferor Fund”) portfolio holdings to cash; (ii) the acquisition by Genworth Enhanced International Index Fund (the “Acquiring Fund”)
of substantially all of the assets of the Transferor Fund, in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Transferor Fund in liquidation of the Transferor Fund; and (iv) the termination of the Transferor Fund.

                                                                                                                                                                                                                                                                                                                 FOR      AGAINST   ABSTAIN
2.
To approve a Plan of Reorganization by the Trust, which provides for (i) the reduction of the Genworth Thornburg International Value Fund’s                                              ☐    ☐    ☐
(the “Transferor Fund”) portfolio holdings to cash; (ii) the acquisition by Genworth Enhanced International Index Fund (the “Acquiring Fund”)
of substantially all of the assets of the Transferor Fund, in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Transferor Fund in liquidation of the Transferor Fund; and (iv) the termination of the Transferor Fund.

3.	In its discretion, the attorney’s are authorized to vote on any other business as may properly come before the Special Joint Meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Your Vote is important!

And now you can Vote on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize fund expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your Combined Prospectus/Proxy Statement and have it at hand.

2.  Call toll-free 1-866-235-4258 or go to website: www.proxy-direct.com

3.  Enter the 14-digit number located in the shaded box from your Voting Instruction Card.

4.  Follow the recorded or on-screen directions.

5.  Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION                 GENWORTH PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND            VOTING INSTRUCTION
GENWORTH THORNBURG INTERNATIONAL VALUE FUND
VOTING INSTRUCTIONS FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2010

[INSURANCE COMPANY NAME DROP-IN]
The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the above-named funds (the “Funds”) and are entitled to instruct the Company on how to vote shares of the Funds held by the separate account.

The undersigned contract owner instructs the Company to vote, at the Special Joint Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Funds attributable to his or her contract or interest in the relevant separate account as directed below on the Voting Instruction Card.  The undersigned acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and Combined Prospectus/Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Funds attributable to your account value FOR the proposal.  If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-235-4258

999 99999 999 999                          ____________

NOTE:  PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  IF YOU SIGN AS “TRUSTEE” OR “EMPLOYER”, PLEASE GIVE FULL TITLE AS SUCH.

__________________________________________________________
Signature

__________________________________________________________
Signature
__________________________________________________________
Date                                                                                       GEN_21235_031710VI

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Joint Shareholder Meeting to Be Held on April 27, 2010.
    The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/gen21235

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:      ■
                                                                                                                                                                                                                                                                       FOR      AGAINST   ABSTAIN
1.
To approve a Plan of Reorganization by the Trust, which provides for (i) the reduction of the Genworth Putnam International Capital                       ☐    ☐    ☐
Opportunities Fund’s (the “Transferor Fund”) portfolio holdings to cash; (ii) the acquisition by Genworth Enhanced International
Index Fund (the “Acquiring Fund”) of substantially all of the assets of the Transferor Fund, in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Transferor Fund in liquidation of the Transferor Fund; and (iv) the termination of the Transferor Fund.

                                                                                                                                                                                                                                                                      FOR      AGAINST   ABSTAIN
2.
To approve a Plan of Reorganization by the Trust, which provides for (i) the reduction of the Genworth Thornburg International                               ☐   ☐    ☐
Value Fund’s (the “Transferor Fund”) portfolio holdings to cash; (ii) the acquisition by Genworth Enhanced International Index
Fund (the “Acquiring Fund”) of substantially all of the assets of the Transferor Fund, in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Transferor Fund in liquidation of the Transferor Fund; and (iv) the termination of the Transferor Fund.

3.	In its discretion, the Company is authorized to vote on any other business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE
GEN21235_031710VI

Part B
STATEMENT OF ADDITIONAL INFORMATION
March 22, 2010

Acquisition of the Assets
GENWORTH PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND
and
GENWORTH THORNBURG INTERNATIONAL VALUE FUND

In Exchange for Service Class Shares of
GENWORTH ENHANCED INTERNATIONAL INDEX FUND

Each Fund is a Series of
GENWORTH VARIABLE INSURANCE TRUST

2300 Contra Costa Boulevard, Suite 600,
Pleasant Hill, California 94523
(800) 352-9910

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Prospectus/Proxy Statement dated March 22, 2010 (the “Prospectus/Proxy Statement”) relating specifically to the Special Joint Meeting of Shareholders of each of the Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (the “Transferor Funds”) to be held on April 27, 2010.  Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to the Trust at 6610 West Broad Street, Richmond, Virginia 23230, or by calling toll free (800) 352-9910.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.  The Reorganization is expected to occur in accordance with the terms of the Plan of Reorganization.

Table of Contents
   Page
General Information	3
Incorporation by Reference	3
Pro Forma Financial Statements	3

2

General Information

This SAI relates to the proposed Plan of Reorganization, which contemplates (i) the reduction of each Transferor Fund’s portfolio holdings to cash; (ii) the acquisition by Genworth Enhanced International Index Fund (the “Acquiring Fund” or “Enhanced International Fund”) of substantially all of each Transferor Fund’s assets in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution by each Transferor Fund to its shareholders of shares of the Acquiring Fund in liquidation of such Transferor Fund; and (iv) the subsequent termination of each Transferor Fund. Further information is included in the Prospectus/Proxy Statement and in the documents listed below, that are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.
Statement of Additional Information dated December 7, 2009 for Genworth Variable Insurance Trust with respect to the Transferor Funds (filed via EDGAR on December 11, 2009, Accession No. 0001421877-09-000323).

2.
Statement of Additional Information dated December 8, 2009 for Genworth Variable Insurance Trust with respect to the Acquiring Fund (filed via EDGAR on December 8, 2009, Accession No. 0001421877-09-000319).

3.
The audited financial statements and related report of the independent public accounting firm included in the Genworth Variable Insurance Trust Annual Report to Shareholders for the fiscal year ended December 31, 2009 (filed via EDGAR on February 18, 2010, Accession No. 0001193125-10-03403).

4.
Supplement dated February 18, 2010 to the Prospectus dated December 8, 2009 for Genworth Variable Insurance Trust with respect to the Acquiring Fund (filed via EDGAR on February 18, 2010, Accession No. 0001450789-10-000067).

Pro Forma Financial Statements

Under the Plan of Reorganization, each of the Transferor Funds are to be reorganized into the Acquiring Fund.  Shown below are unaudited pro forma financial statements for the combined Acquiring Fund that are designed to give an estimate of the effects of the Reorganizations, which is more fully described in the Prospectus/Proxy Statement dated March 22, 2010.

The Pro Forma Combining Schedules of Investments and the Pro Forma Combining Statements of Assets and Liabilities have been adjusted to give effect to the Reorganizations as if the Reorganizations had occurred on December 31, 2009.   The Pro Forma Combining Statements of Operations for the Acquiring Funds are for the twelve-months ended December 31, 2009 and have been adjusted to give effect to the Reorganizations as if the Reorganizations had occurred on January 1, 2009.

The pro forma financial statements show the combination of the Putnam Fund, Thornburg Fund, and Enhanced International Fund.

3

The unaudited pro forma combining schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding each Transferor Fund for the twelve month period ended December 31, 2009 and the Acquiring Fund for the period December 9, 2009 through December 31, 2009.  This information includes the schedules and financial statements of the Transferor Funds and the Acquiring Fund, which have been adjusted to give effect to the Reorganizations as if the Reorganizations had occurred on December 31, 2009.  The unaudited pro forma combined schedules and financial statements, including the notes to such financial statements, should be read in conjunction with the financial statements and related notes included in the Annual Report to Shareholders for the fiscal period ended December 31, 2009, which is incorporated herein by reference.  The reorganization of each Transferor Fund into the Acquiring Fund will be accounted for as a taxable transaction.

4

Pro Forma Combining Statement of Assets and Liabilities of Genworth Putnam International Capital Opportunities Fund and
Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund
December 31, 2009
(Unaudited)

	Genworth Putnam International Capital Opportunities Fund (Transferor Fund)	Genworth Thornburg International Value Fund (Transferor Fund)	Genworth Enhanced International Index Fund (Acquiring Fund)	Liquidation Reinvestment Adjustment (1) Adjustment (1)				Reorganization Cost Adjustment (2)	Pro Forma Combined Fund

Assets
Investments, at value (cost $30,425,348, $28,216,479
62,019, n/a, n/a and 78,119,434 respectively)(3)	$41,712,075	$37,350,366	$62,130	($79,062,441)		$78,057,415		$ -	$78,119,545
Cash	-	2,858	-			406,802		-	409,660
Foreign currencies (cost $1,247, $25,397, $0, n/a,
n/a and $0, respectively)	3,169	27,644	-	(30,813)		-		-	-
Appreciation of forward currency contracts	364,363	11,626	-	(375,989)		-		-	-
Income receivable	30,897	16,806	1	-		-		-	47,704
Receivable for dividend reclaims	30,248	28,185	-	-		-		-	58,433
Receivable for fund shares sold	-	-	7,567	-		-		-	7,567
Receivable for investment securities sold	455	2,375	-	-		-		-	2,830
Receivable from investment advisor	2,685	-	1,266	-		-		-	3,951
Other assets	2,079	1,844	-	-		-		-	3,923
Total Assets	42,145,971	37,441,704	70,964	(79,469,243)		78,464,217		-	$78,653,613

Liabilities
Depreciation on forward currency contracts	420,982	12,746	-	(433,728)	(4)	-		-	-
Variation margin on futures contracts	224	-	-	(224)	(4)	-		-	-
Payable for collateral on securities loaned	114,990	890,036	-	(1,005,026)		-		-	-
Payable for investment securities purchased		19,664	555	-		-		-	20,219
Payable for fund shares redeemed	2,390	1,079	2	-		-		-	3,471
Payable to broker for derivative contracts	-	-	-	-		433,952	(4)	-	433,952
Payable to Investment Advisor	-	4,423	-	-		-		-	4,423
Payable for reorganization and repositioning costs	-	-	-	68,635		19,428		38,500	126,563
Other accrued expenses	124,917	93,426	1,271	-		-		-	219,614
Total Liabilities	663,503	1,021,374	1,828	(1,370,343)		453,380		38,500	808,242
Net Assets	$41,482,468	$36,420,330	$69,136	(78,098,900)		78,010,837		(38,500)	$77,845,371

Net assets consisted of:
Capital stock	$30,325,373	$27,213,444	$68,495	$ -		$ -		$ -	$57,607,312
Unrealized appreciation (depreciation) on:									-
Investments	11,286,727	9,133,887	111	(20,420,614)		-		-	111
Foreign currencies	1,922	2,247	-	(4,169)		-		-	-
Forward currency contracts	(56,619)	(1,120)	-	57,739		-		-	-
Futures contracts	14,621	-	-	(14,621)		-		-	-
Accumulated undistributed net investment income (loss)	(48,074)	1,120	530	(68,635)		(19,428)		(38,500)	(172,987)
Accumulated undistributed net realized gain (loss)	(41,482)	70,752	-	-		20,381,665		-	20,410,935
Net assets	$41,482,468	$36,420,330	$69,136	($20,450,300)		20,362,237		($38,500)	77,845,371

Institutional shares outstanding
(unlimited shares of no par value authorized)	n/a	n/a	6,891	-		(10)		-	6,881
Net assets	n/a	n/a	$69,136	(61)		(17)		(34)	$69,024
Net asset value, offering and redemption price per share	n/a	n/a	$10.03	-		-		-	$10.03

Service shares outstanding
(unlimited shares of no par value authorized)	4,439,970	3,716,408	n/a			(402,006)		-	7,754,372
Net assets	$41,482,468	$36,420,330	n/a	(68,574)		(19,411)		(38,466)	$77,776,347
Net asset value, offering and redemption price per share	$9.34	$9.80	n/a	-		-		-	$10.03

(1) The reorganization involves the liquidation of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into cash and the distribution of that cash to the Genworth Enhanced International Index Fund, allocated according to the Fund's portfolio composition.

(2) The pro forma adjustment reflects estimated costs of the reorganization of $154,000, which will be allocated 75% to the Advisor and 25% to the Genworth Enhanced International Index Fund.

(3) Includes loaned securities with a market value of	$104,488	$859,684	-	($964,172)		-			-

(4)The pro forma adjustments reflect the liquidation of forward currency and futures derivative contracts, prior to reorganization, as the Acquiring Fund will not hold any derivative contracts.

The accompanying notes are an integral part of these pro forma financial statements

See notes to financial statements

Pro Forma Combining Statement of Operations of Genworth Putnam International Capital Opportunities Fund and
Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund
For the Year Ended December 31, 2009
(Unaudited)

	Genworth Putnam International Capital Opportunities Fund (Transferor Fund)	Genworth Thornburg International Value Fund (Transferor Fund)	Genworth Enhanced International Index Fund (Acquiring Fund)(1)	Adjustments		Pro Forma Combined Fund

Investment Income:
Dividend income*	$ 875,951	$ 705,049	$ 533	$ -		$ 1,581,533
Interest income	23,964	8,219	1	-		32,184
Total investment income	899,915	713,268	534	-		1,613,717
Expenses: (2)						-
Investment advisory fees	310,121	265,271	2	(527,849)	(3)	47,545
Audit and tax fees	28,040	28,027	1,198	(32,000)	(4)	25,265
Administration service fees (Service Shares)	6,096	5,373	-	146,925	(5)	158,394
Distribution (12b-1) fees (Service Shares)	83,215	75,179	-	-		158,394
Legal fees	34,294	29,685	-	(35,000)	(4)	28,979
Administration fees	24,958	22,231	1	(24,000)	(4)	23,190
Transfer agent fees and expenses	4,801	4,680	1	(5,000)	(4)	4,482
Fund accounting fees	30,508	18,764	-	(40,000)	(4)	9,272
Insurance feees	3,335	3,321	-	(3,500)	(4)	3,156
Trustees' fees and expenses	10,124	9,180	-	(7,500)	(4)	11,804
Reports to shareholders	2,700	4,550	69	-		7,319
Custody fees	155,545	91,348	1	(235,000)	(4)	11,894
Compliance expenses	1,925	1,666	-	-		3,591
Registration fees	162	162	-	-		324
Interest expense	127	-	-	-		127
Total expenses	695,951	559,437	1,272	(762,924)		493,736
Less reimbursement by Advisor	(244,928)	(165,646)	(1,268)	411,842		-
Less securities lending credit	(1,535)	(2,861)	-	(52,658)		(57,054)
Net expenses	449,488	390,930	4	(403,740)		436,682

Net Investment Income	450,427	322,338	530	403,740		1,177,035

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,422,537	415,682	-	-		4,838,219
Foreign currencies	(31,041)	(117,394)	-	-		(148,435)
Forward currency contracts	371,608	(158,865)	-	-		212,743
Futures contracts	71,176	-	-	-		71,176
Total	4,834,280	139,423	-	-		4,973,703
Net change in unrealized appreciation (depreciation) on:
Investments	10,127,766	8,322,082	111	-		18,449,959
Foreign currencies	2,248	2,372	-	-		4,620
Forward currency contracts	(167,924)	21,008	-	-		(146,916)
Futures contracts	10,722	-	-	-		10,722
Total	9,972,812	8,345,462	111	-		18,318,385
Net realized and unrealized gain	14,807,092	8,484,885	111	-		23,292,088

Net Increase in Net Assets Resulting from
Operations	$ 15,257,519	$ 8,807,223	$ 641	$ 403,740		$ 24,469,123

* Net of foreign taxes withheld	$ 90,326	$ 76,036	$ -	$ -		166,362

(1) The Genworth Enhanced International Index Fund commenced operations on December 9, 2009.  The Statement of Operations represents the period from December 9, 2009 to December 31, 2009. The Statement of Operations has not been adjusted to reflect the liquidation and reallocation of cash into the Acquiring Fund.

(2) The pro forma expenses do not reflect estimated costs of the reorganization of $154,000, which will be allocated 75% to the Advisor and 25% to the Genworth Enhanced International Index Fund.

(3)The adjustments to advisory fees reflect the reduced fee applied to the Combined Fund.

(4) The adjustment reflects the elimination of duplicative and transactional based costs due to the the combination of the funds.

(5) The adjustment reflects a full year of administration services costs.

Note:  The reorganization involves the liquidation of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into cash and the distribution of that cash to the Genworth Enhanced International Index Fund, allocated according to the Fund's portfolio composition. The Statement of Operations has not been adjusted to reflect the liquidation and reallocation of cash into the Acquiring Fund.

The accompanying notes are an integral part of these pro forma financial statements

Pro Forma Combining Schedule of Investments of Genworth Putnam International Capital Opportunities Fund and
Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund
December 31, 2009
(Unaudited)

		SHARES			DESCRIPTION		FAIR VALUE

Genworth Putnam International Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Enhanced International Index Fund	Adjustments	Pro Forma Combined Fund		Genworth Putnam International Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Enhanced International Index Fund	Adjustments	Pro Forma Combined Fund

					Common Stocks - 0.00%
					Australia - 0.00%
19,188	-	-	(19,188)	0	Alesco Corp. Ltd.	$81,340	-	-	(81,340)	0
27,619	-	-	(27,619)	0	Aquarius Platinum, Ltd. (a)	181,537	-	-	(181,537)	0
156,160	-	-	(156,160)	0	Beach Petroleum, Ltd.	128,474	-	-	(128,474)	0
-	20,180	-	(20,180)	0	BHP Billiton Ltd.	-	772,220	-	(772,220)	0
62,643	-	-	(62,643)	0	BlueScope Steel, Ltd.	172,605	-	-	(172,605)	0
20,898	-	-	(20,898)	0	Corporate Express Australia, Ltd.	73,927	-	-	(73,927)	0
7,837	-	-	(7,837)	0	Crane Group, Ltd.	66,303	-	-	(66,303)	0
9,660	-	-	(9,660)	0	Flight Centre, Ltd.	158,861	-	-	(158,861)	0
43,071	-	-	(43,071)	0	Iluka Resources, Ltd. (a)	137,681	-	-	(137,681)	0
59,547	-	-	(59,547)	0	Incitec Pivot, Ltd.	188,354	-	-	(188,354)	0
210,738	-	-	(210,738)	0	ING Industrial Fund	90,195	-	-	(90,195)	0
10,860	-	-	(10,860)	0	James Hardie Industries NV (a)	82,604	-	-	(82,604)	0
177,096	-	-	(177,096)	0	Pacific Brands, Ltd.	178,641	-	-	(178,641)	0
95,614	-	-	(95,614)	0	Sigma Pharmaceutical, Ltd.	84,791	-	-	(84,791)	0
6,699	-	-	(6,699)	0	Sims Group, Ltd.	131,257	-	-	(131,257)	0
975,643	-	-	(975,643)	0	Valad Property Group (a)	104,020	-	-	(104,020)	0
62,515	-	-	(62,515)	0	Wotif.com Holdings, Ltd.	388,886	-	-	(388,886)	0
						2,249,476	772,220	-	(3,021,696)	0
					Austria - 0.00%
4,824	-	-	(4,824)	0	Andritz AG	278,109	-	-	(278,109)	0
6,140	-	-	(6,140)	0	CA Immobilien Anlagen AG (a)	69,383	-	-	(69,383)	0
4,473	-	-	(4,473)	0	EVN AG	84,434	-	-	(84,434)	0
						431,926	-	-	(431,926)	0
					Belgium - 0.00%
5,112	-	-	(5,112)	0	Euronav NV	111,740	-	-	(111,740)	0
401	-	-	(401)	0	Gimv NV	20,956	-	-	(20,956)	0
2,571	-	-	(2,571)	0	Omega Pharma NV	128,680	-	-	(128,680)	0
3,298	-	-	(3,298)	0	UCB SA	137,657	-	-	(137,657)	0
						399,033	-	-	(399,033)	0
					Bermuda - 0.00%
7,115	-	-	(7,115)	0	Aspen Insurance Holdings, Ltd.	181,077	-	-	(181,077)	0
2,003	-	-	(2,003)	0	Axis Capital Holdings, Ltd.	56,905	-	-	(56,905)	0
32,847	-	-	(32,847)	0	Hiscox Ltd.	167,382	-	-	(167,382)	0
7,744	-	-	(7,744)	0	Ship Finance International, Ltd. (b)	105,551	-	-	(105,551)	0
1,188,000	-	-	(1,188,000)	0	SRE Group Limited (a)	125,739	-	-	(125,739)	0
						636,654	-	-	(636,654)	0
					Brazil - 0.00%
-	57,300	-	(57,300)	0	BM&F Bovespa SA	-	403,173	-	(403,173)	0
-	11,371	-	(11,371)	0	Embraer-Empresa Brasileira Aeronautica SA - ADR (a)(b)	-	251,413	-	(251,413)	0
-	18,100	-	(18,100)	0	Natura Cosmeticos	-	377,491	-	(377,491)	0
-	12,205	-	(12,205)	0	Petroleo Brasileiro SA - ADR	-	581,934	-	(581,934)	0
						-	1,614,011	-	(1,614,011)	0
					Canada - 0.00%
1,200	-	-	(1,200)	0	ATCO, Ltd. - Class I	52,975	-	-	(52,975)	0
11,277	-	-	(11,277)	0	Biovail Corp. (a)	158,289	-	-	(158,289)	0
30,356	-	-	(30,356)	0	Canaccord Capital, Inc. (a)	300,991	-	-	(300,991)	0
-	11,640	-	(11,640)	0	Canadian National Railway Co. (a)	-	638,177	-	(638,177)	0
-	8,013	-	(8,013)	0	Canadian Natural Resources Ltd. (a)	-	582,290	-	(582,290)	0
2,855	-	-	(2,855)	0	Dorel Industries Inc. - Class B (a)	88,829	-	-	(88,829)	0
10,925	-	-	(10,925)	0	Ensign Energy Services Inc.	156,691	-	-	(156,691)	0
9,538	-	-	(9,538)	0	Forzani Group, Ltd. (a)	129,502	-	-	(129,502)	0
3,300	-	-	(3,300)	0	Industrial Alliance Insurance and Financial Srvcs Inc. (a)	101,601	-	-	(101,601)	0
3,545	-	-	(3,545)	0	Inmet Mining Corp.	216,188	-	-	(216,188)	0
2,324	-	-	(2,324)	0	Leons Furniture, Ltd. (a)	23,332	-	-	(23,332)	0
44,800	-	-	(44,800)	0	Lundin Mining Corp. (a)	184,195	-	-	(184,195)	0
11,246	-	-	(11,246)	0	Methanex Corp. (a)	220,759	-	-	(220,759)	0
13,200	-	-	(13,200)	0	Pason Systems, Inc. (a)	147,038	-	-	(147,038)	0
-	4,222	-	(4,222)	0	Potash Corp. of Saskatchewan, Inc.	-	458,087	-	(458,087)	0
20,100	-	-	(20,100)	0	Precision Drilling Trust (a)	147,024	-	-	(147,024)	0
25,100	-	-	(25,100)	0	Sherritt International Corp. (a)	157,677	-	-	(157,677)	0
1,277	-	-	(1,277)	0	Sino-Forest Corp. (a)	23,663	-	-	(23,663)	0
-	17,717		(17,717)	0	Rogers Communications, Inc.	-	553,778	-	(553,778)	0
251	-	-	(251)	0	Yamana Gold, Inc. (a)	2,880	-	-	(2,880)	0
2,694	-	-	(2,694)	0	Zargon Energy Trust (a)	49,586	-	-	(49,586)	0
						2,161,220	2,232,332	-	(4,393,552)	0
					Cayman Islands - 0.00%
1,700	-	-	(1,700)	0	Herbalife, Ltd.	68,969	-	-	(68,969)	0
1,600	-	-	(1,600)	0	Shanda Interactive Entertainment Ltd. - ADR (a)	84,176	-	-	(84,176)	0
						153,145	-	-	(153,145)	0
					China - 0.00%
-	700	-	(700)	0	Baidu, Inc. - ADR (a)(b)	-	287,861	-	(287,861)	0
-	245,460	-	(245,460)	0	China Merchants Bank Co., Ltd.	-	638,663	-	(638,663)	0
3,200	-	-	(3,200)	0	Perfect World Co., Ltd. - ADR (a)	126,208	-	-	(126,208)	0
-	82,000	-	(82,000)	0	Sinopharm Group Co. (a)	-	291,369	-	(291,369)	0
1,600	-	-	(1,600)	0	Sohu.com, Inc. (a)	91,648	-	-	(91,648)	0
						217,856	1,217,893	-	(1,435,749)	0
					Denmark - 0.00%
7,854	-	-	(7,854)	0	Dampskibsselskabet Torm A/S	76,542	-	-	(76,542)	0
4,787	-	-	(4,787)	0	East Asiatic Co., Ltd. A/S	167,016	-	-	(167,016)	0
22,400	-	-	(22,400)	0	GN Store Nord A/S (a)	119,146	-	-	(119,146)	0
5,843	-	-	(5,843)	0	H.Lundbeck A/S	105,567	-	-	(105,567)	0
-	11,658	-	(11,658)	0	Novo-Nordisk A/S	-	744,266	-	(744,266)	0
7,641	-	-	(7,641)	0	Sydbank A/S (a)	194,589	-	-	(194,589)	0
-	8,040	-	(8,040)	0	Vestas Wind Systems A/S (a)	-	489,498	-	(489,498)	0
						662,860	1,233,764	-	(1,896,624)	0
					Finland - 0.00%
8,192	-	-	(8,192)	0	Cramo Oyj	140,194	-	-	(140,194)	0
6,071	-	-	(6,071)	0	Poyry Oyj	97,086	-	-	(97,086)	0
3,781	-	-	(3,781)	0	Rautaruukki Oyj	87,460	-	-	(87,460)	0
						324,740	-	-	(324,740)	0
					France - 0.00%
4,326	-	-	(4,326)	0	Air France-KLM (a)	67,889	-	-	(67,889)	0
-	4,887	-	(4,887)	0	Air Liquide SA	-	581,200	-	(581,200)	0
-	26,384	-	(26,384)	0	AXA	-	619,469	-	(619,469)	0
9,227	-	-	(9,227)	0	Beneteau SA	141,105	-	-	(141,105)	0
-	8,227	-	(8,227)	0	BNP Paribas SA	-	652,549	-	(652,549)	0
3,430	-	-	(3,430)	0	Cap Gemini SA	156,477	-	-	(156,477)	0
609	-	-	(609)	0	CNP Assurances	58,973	-	-	(58,973)	0
4,546	-	-	(4,546)	0	Dassault Systemes SA	258,871	-	-	(258,871)	0
34,352	-	-	(34,352)	0	Havas	137,313	-	-	(137,313)	0
3,608	-	-	(3,608)	0	IMS International Metal Service SA (a)	49,692	-	-	(49,692)	0
-	7,278	-	(7,278)	0	Lafarge SA	-	599,373	-	(599,373)	0
-	7,637	-	(7,637)	0	LVMH Moet Hennessy Louis Vuitton SA	-	856,319	-	(856,319)	0
7,377	-	-	(7,377)	0	Metropole Television SA	188,809	-	-	(188,809)	0
834	-	-	(834)	0	Nexans SA	66,248	-	-	(66,248)	0
2,989	-	-	(2,989)	0	Nexity SA	108,622	-	-	(108,622)	0
7,817	-	-	(7,817)	0	Publicis Groupe SA	317,840	-	-	(317,840)	0
11,800	-	-	(11,800)	0	Rexel SA (a)	171,514	-	-	(171,514)	0
3,148	-	-	(3,148)	0	SEB SA	178,581	-	-	(178,581)	0
7,353	-	-	(7,353)	0	Teleperformance SA	238,581	-	-	(238,581)	0
						2,140,515	3,308,910	-	(5,449,425)	0
					Germany - 0.00%
4,533	-	-	(4,533)	0	Carl Zeiss Meditec AG	80,912	-	-	(80,912)	0
5,451	-	-	(5,451)	0	Celesio AG	138,021	-	-	(138,021)	0
-	9,550	-	(9,550)	0	Deutsche Bank AG	-	675,280	-	(675,280)	0
6,842	-	-	(6,842)	0	Deutsche Lufthansa AG	115,532	-	-	(115,532)	0
5,098	-	-	(5,098)	0	ElringKlinger AG	117,443	-	-	(117,443)	0
-	6,647	-	(6,647)	0	E.ON AG	-	279,001	-	(279,001)	0
-	10,300	-	(10,300)	0	Fresenius Medical Care AG	-	546,383	-	(546,383)	0
18,101	-	-	(18,101)	0	Gildemeister AG	291,944	-	-	(291,944)	0
4,927	-	-	(4,927)	0	HeidelbergCement AG (c)	340,858	-	-	(340,858)	0
2,000	-	-	(2,000)	0	Krones AG	101,594	-	-	(101,594)	0
2,394	-	-	(2,394)	0	MTU Aero Engines Holdings AG	130,292	-	-	(130,292)	0
5,243	-	-	(5,243)	0	Norddeutsche Affinerie AG	226,242	-	-	(226,242)	0
470	-	-	(470)	0	Puma AG	156,459	-	-	(156,459)	0
1,862	-	-	(1,862)	0	Rheinmetall AG	118,216	-	-	(118,216)	0
-	16,361		(16,361)	0	SAP AG	-	779,980	-	(779,980)	0
2,637	-	-	(2,637)	0	STADA Arzneimittel AG	91,094	-	-	(91,094)	0
2,358	-	-	(2,358)	0	Wincor Nixdorf AG	161,497	-	-	(161,497)	0
						2,070,104	2,280,644	-	(4,350,748)	0

					Greece - 0.00%
11,310	-	-	(11,310)	0	Mytilineos Holdings SA	80,489	-	-	(80,489)	0
-	23,817	-	(23,817)	0	National Bank Of Greece SA (a)	-	611,903	-	(611,903)	0
4,465	-	-	(4,465)	0	Public Power Corp. SA (a)	82,808	-	-	(82,808)	0
3,921	-	-	(3,921)	0	Titan Cement Co. SA	113,726	-	-	(113,726)	0
						277,023	611,903	-	(888,926)	0
					Guernsey - 0.00%
6,774	13,296	-	(20,070)	0	Amdocs, Ltd. (a)	193,262	379,335	-	(572,597)	0

					Hong Kong - 0.00%
-	1,500	-	(1,500)	0	China Mobile Ltd. (a)	-	14,096	-	(14,096)	0
-	439,599	-	(439,599)	0	CNOOC Ltd.	-	684,870	-	(684,870)	0
27,600	-	-	(27,600)	0	Dah Sing Financial Holdings, Ltd.	152,084	-	-	(152,084)	0
170,000	-	-	(170,000)	0	Hopson Development Holdings, Ltd. (c)	243,351	-	-	(243,351)	0
-	41,600	-	(41,600)	0	Hong Kong Exchanges and Clearing Ltd.	-	740,164	-	(740,164)	0
20,000	1,120,000	-	(1,140,000)	0	Industrial & Commercial Bank of China, Ltd.	43,320	922,391	-	(965,711)	0
32,000	-	-	(32,000)	0	Kingboard Chemical Holdings, Ltd.	126,077	-	-	(126,077)	0
206,000	-	-	(206,000)	0	Sinofert Holdings, Ltd.	114,272	-	-	(114,272)	0
238,000	-	-	(238,000)	0	TPV Technology, Ltd.	145,733	-	-	(145,733)	0
12,000	-	-	(12,000)	0	VTech Holdings, Ltd.	114,454	-	-	(114,454)	0
17,000	-	-	(17,000)	0	Wing Hang Bank, Ltd.	158,209	-	-	(158,209)	0
						1,097,500	2,361,521	-	(3,459,021)	0
					Indonesia - 0.00%
221,000	-	-	(221,000)	0	Medco Energi International	57,428	-	-	(57,428)	0

					Ireland (Republic of) - 0.00%
-	7,300	-	(7,300)	0	Covidien Plc	-	349,597	-	(349,597)	0
25,425	-	-	(25,425)	0	Dragon Oil plc (a)	158,682	-	-	(158,682)	0
34,155	-	-	(34,155)	0	Kingspan Group plc (a)	293,445	-	-	(293,445)	0
7,345	-	-	(7,345)	0	Paddy Power plc	259,599	-	-	(259,599)	0
22,840	-	-	(22,840)	0	United Drug plc	69,920	-	-	(69,920)	0
						781,646	349,597	-	(1,131,243)	0
					Israel - 0.00%
-	18,293	-	(18,293)	0	Teva Pharmaceutical Industries Ltd. - ADR	-	1,027,701	-	(1,027,701)	0

					Italy - 0.00%
60,339	-	-	(60,339)	0	A2A SpA	126,592	-	-	(126,592)	0
6,494	-	-	(6,494)	0	Buzzi Unicem SpA	104,481	-	-	(104,481)	0
9,312	-	-	(9,312)	0	Danieli & Co. SpA	231,313	-	-	(231,313)	0
4,787	-	-	(4,787)	0	Fondiaria-SAI SpA	76,101	-	-	(76,101)	0
115,500	-	-	(115,500)	0	GEMINA SpA (a)	94,291	-	-	(94,291)	0
50,270	-	-	(50,270)	0	HERA SpA	116,469	-	-	(116,469)	0
-	94,589	-	(94,589)	0	Intesa Sanpaolo SpA (a)	-	425,652	-	(425,652)	0
58,157	-	-	(58,157)	0	Iride SpA	110,781	-	-	(110,781)	0
40,119	-	-	(40,119)	0	Milano Assicurazioni SpA	117,335	-	-	(117,335)	0
19,477	-	-	(19,477)	0	Arnoldo Mondadori Editore SpA (a)	86,390	-	-	(86,390)	0
34,758	-	-	(34,758)	0	Recordati SpA	257,981	-	-	(257,981)	0
31,612	-	-	(31,612)	0	Saras SpA	99,260	-	-	(99,260)	0
						1,420,994	425,652	-	(1,846,646)	0
					Japan - 0.00%
17,200	-	-	(17,200)	0	ADEKA Corp.	151,897	-	-	(151,897)	0
5,500	-	-	(5,500)	0	Aeon Delight Co.	77,926	-	-	(77,926)	0
6,400	-	-	(6,400)	0	Aica Kogyo Co.	64,935	-	-	(64,935)	0
9,000	-	-	(9,000)	0	Amano Corporation	77,242	-	-	(77,242)	0
4,100	-	-	(4,100)	0	ASKUL Corp.	74,477	-	-	(74,477)	0
1,000	-	-	(1,000)	0	Axell Corp.	35,146	-	-	(35,146)	0
8,500	-	-	(8,500)	0	Brother Industries, Ltd.	97,755	-	-	(97,755)	0
2,800	-	-	(2,800)	0	Canon Electronics, Inc.	60,369	-	-	(60,369)	0
7,800	-	-	(7,800)	0	Canon Marketing Japan Inc.	114,942	-	-	(114,942)	0
8,200	-	-	(8,200)	0	Capcom Co., Ltd.	135,906	-	-	(135,906)	0
26,000	-	-	(26,000)	0	Central Glass Co.	99,513	-	-	(99,513)	0
8,600	-	-	(8,600)	0	Chiyoda Integre Co., Ltd.	83,031	-	-	(83,031)	0
5,700	-	-	(5,700)	0	Circle K Sunkus Co.	70,314	-	-	(70,314)	0
32,500	-	-	(32,500)	0	Daifuku Co., Ltd.	207,786	-	-	(207,786)	0
9,000	-	-	(9,000)	0	Daimei Telecom Engineering Corp.	68,435	-	-	(68,435)	0
1,600	-	-	(1,600)	0	Disco Corp.	100,220	-	-	(100,220)	0
9,400	-	-	(9,400)	0	F.C.C. Co., Ltd.	166,495	-	-	(166,495)	0
-	5,318	-	(5,318)	0	Fanuc Ltd.	-	495,648	-	(495,648)	0
1,000	-	-	(1,000)	0	Hirose Electric Co., Ltd.	104,850	-	-	(104,850)	0
9,500	-	-	(9,500)	0	Hitachi Chemical Co, Ltd.	193,615	-	-	(193,615)	0
4,800	-	-	(4,800)	0	Ibiden Co., Ltd.	172,149	-	-	(172,149)	0
5,700	-	-	(5,700)	0	Ito En Ltd.	85,832	-	-	(85,832)	0
1,400	-	-	(1,400)	0	Itochu Techno-Solutions Corp.	37,595	-	-	(37,595)	0
24,000	-	-	(24,000)	0	Japan Aviation Electronics Industry, Ltd.	161,353	-	-	(161,353)	0
8,700	-	-	(8,700)	0	JSR Corp.	177,061	-	-	(177,061)	0
3,400	-	-	(3,400)	0	JTEKT Corporation	43,730	-	-	(43,730)	0
13,000	-	-	(13,000)	0	Kaneka Corp.	82,828	-	-	(82,828)	0
17,000	-	-	(17,000)	0	Kansai Paint Co., Ltd.	142,467	-	-	(142,467)	0
52,000	-	-	(52,000)	0	Kansai Urban Banking Corp.	72,909	-	-	(72,909)	0
6,500	-	-	(6,500)	0	Keihin Corp.	97,168	-	-	(97,168)	0
298	-	-	(298)	0	Kenedix, Inc. (a)	96,427	-	-	(96,427)	0
3,700	-	-	(3,700)	0	Kobayashi Pharmaceutical Co., Ltd.	148,257	-	-	(148,257)	0
-	42,873	-	(42,873)	0	Komatsu Ltd.	-	897,511	-	(897,511)	0
15,000	-	-	(15,000)	0	Komori Corp.	165,672	-	-	(165,672)	0
5,900	-	-	(5,900)	0	Kose Corporation	119,291	-	-	(119,291)	0
7,700	-	-	(7,700)	0	Kuroda Electric	112,138	-	-	(112,138)	0
17,600	-	-	(17,600)	0	Leopalace 21 Corp.	72,926	-	-	(72,926)	0
12,000	-	-	(12,000)	0	Makino Milling Machine Co., Ltd.	45,910	-	-	(45,910)	0
3,600	-	-	(3,600)	0	Mandom Corp.	102,091	-	-	(102,091)	0
4,600	-	-	(4,600)	0	Maruichi Steel Tube, Ltd.	91,845	-	-	(91,845)	0
5,100	-	-	(5,100)	0	Meitec Corp.	68,947	-	-	(68,947)	0
-	117,600	-	(117,600)	0	Mitsubishi UFJ Financial Group Inc.	-	579,272	-	(579,272)	0
2,600	-	-	(2,600)	0	Musashino Bank, Ltd.	61,667	-	-	(61,667)	0
9,500	-	-	(9,500)	0	Nifco, Inc.	189,774	-	-	(189,774)	0
7,700	-	-	(7,700)	0	Nihon Kohden Corp.	122,589	-	-	(122,589)	0
12,000	-	-	(12,000)	0	Nihon Parkerizing Co., Ltd.	142,461	-	-	(142,461)	0
-	1,000	-	(1,000)	0	Nintendo Co Ltd.	-	238,837	-	(238,837)	0
12,000	-	-	(12,000)	0	Nippon Electric Glass Co., Ltd.	165,166	-	-	(165,166)	0
8,000	-	-	(8,000)	0	Nippon Konpo Unyu Soko Co., Ltd.	85,546	-	-	(85,546)	0
19,000	-	-	(19,000)	0	Nippon Thompson Co., Ltd.	94,488	-	-	(94,488)	0
10,800	-	-	(10,800)	0	Nishimatsu Chain Co., Ltd.	94,985	-	-	(94,985)	0
6,900	-	-	(6,900)	0	Nissin Kogyo Co., Ltd.	107,513	-	-	(107,513)	0
6,100	-	-	(6,100)	0	Nitto Denko Corp.	219,135	-	-	(219,135)	0
12,600	-	-	(12,600)	0	Nok Corp.	173,790	-	-	(173,790)	0
95	-	-	(95)	0	NTT Urban Development Corp.	63,416	-	-	(63,416)	0
7	-	-	(7)	0	Okinawa Cellular Telephone Co.	11,746	-	-	(11,746)	0
2,100	-	-	(2,100)	0	The Okinawa Electric Power Co.	112,149	-	-	(112,149)	0
11,000	-	-	(11,000)	0	Onward Holdings Co., Ltd.	68,059	-	-	(68,059)	0
3,100	-	-	(3,100)	0	Sankyo Co., Ltd.	155,227	-	-	(155,227)	0
26,000	-	-	(26,000)	0	Sanwa Holdings	66,623	-	-	(66,623)	0
5,600	-	-	(5,600)	0	Seikagaku Corp.	58,794	-	-	(58,794)	0
23,100	-	-	(23,100)	0	Shin-Etsu Polymer Co., Ltd.	137,146	-	-	(137,146)	0
4,300	-	-	(4,300)	0	Shinko Electric Industries Co., Ltd.	62,594	-	-	(62,594)	0
10,200	-	-	(10,200)	0	Sohgo Security Services Co., Ltd.	114,343	-	-	(114,343)	0
6,100	-	-	(6,100)	0	Stanley Electric Co., Ltd.	123,728	-	-	(123,728)	0
3,600	-	-	(3,600)	0	Sundrug Co Ltd.	80,316	-	-	(80,316)	0
13,000	-	-	(13,000)	0	Suruga Bank, Ltd.	113,287	-	-	(113,287)	0
7,000	-	-	(7,000)	0	Taikisha, Ltd.	94,019	-	-	(94,019)	0
10,900	-	-	(10,900)	0	Tamron Co., Ltd.	111,163	-	-	(111,163)	0
12,000	-	-	(12,000)	0	Tanabe Seiyaku Co., Ltd.	149,734	-	-	(149,734)	0
2,500	-	-	(2,500)	0	Tokai Rika Co., Ltd.	56,704	-	-	(56,704)	0
20,000	-	-	(20,000)	0	Tokai Tokyo Securities Co., Ltd.	78,336	-	-	(78,336)	0
37,000	-	-	(37,000)	0	Tokyu Land Corp.	137,442	-	-	(137,442)	0
8,500	-	-	(8,500)	0	Toppan Forms Co., Ltd.	88,644	-	-	(88,644)	0
10,000	-	-	(10,000)	0	Toshiba Machine Co., Ltd.	38,341	-	-	(38,341)	0
4,300	-	-	(4,300)	0	Toyoda Gosei Co., Ltd.	130,264	-	-	(130,264)	0
7,200	-	-	(7,200)	0	Toyota Boshoku Corp.	160,757	-	-	(160,757)	0
-	19,200	-	(19,200)	0	Toyota Motor Corp.	-	809,491	-	(809,491)	0
400	-	-	(400)	0	Tsuruha Holdings, Inc.	14,306	-	-	(14,306)	0
6,600	-	-	(6,600)	0	Yamaha Corp.	79,520	-	-	(79,520)	0
5,900	-	-	(5,900)	0	Yamaha Motor Co.	74,618	-	-	(74,618)	0
5,800	-	-	(5,800)	0	Yamato Kogyo Co., Ltd.	189,632	-	-	(189,632)	0
						8,109,472	3,020,759	-	(11,130,231)	0

					Jersey - 0.00%
15,644	-	-	(15,644)	0	Informa Plc	80,424	-	-	(80,424)	0
15,740	-	-	(15,740)	0	UTD Business Media	117,506	-	-	(117,506)	0
						197,930	-	-	(197,930)	0

					Mexico - 0.00%
-	10,781	-	(10,781)	0	America Movil, S.A.B de C.V. - ADR	-	506,491	-	(506,491)	0
132,356	-	-	(132,356)	0	Cemex, S.A.B. de C.V. (a)	157,629	-	-	(157,629)	0
50,900	-	-	(50,900)	0	Grupo Financiero Banorte, S.A.B. de C.V.	186,138	-	-	(186,138)	0
-	139,785	-	(139,785)	0	Wal-Mart de Mexico, S.A.B. de C.V.	-	627,227	-	(627,227)	0
						343,767	1,133,718	-	(1,477,485)	0

					Netherlands - 0.00%
9,853	-	-	(9,853)	0	Aalberts Industries NV	141,689	-	-	(141,689)	0
11,277	-	-	(11,277)	0	Arcadis NV	254,548	-	-	(254,548)	0
5,322	-	-	(5,322)	0	Hunter Douglas NV	260,174	-	-	(260,174)	0
5,327	-	-	(5,327)	0	Koninklijke Boskalis Westminster NV	205,074	-	-	(205,074)	0
-	36,000	-	(36,000)	0	ING Groep NV (a)	-	346,694	-	(346,694)	0
6,340	-	-	(6,340)	0	OPG Groep NV	117,252	-	-	(117,252)	0
12,357	-	-	(12,357)	0	SNS REAAL NV (a)	73,858			(73,858)	0
						1,052,595	346,694	-	(1,399,289)	0

					Netherlands Antilles - 0.00%
-	7,699	-	(7,699)	0	Schlumberger Ltd.	-	501,128	-	(501,128)	0

					New Zealand - 0.00%
56,268	-	-	(56,268)	0	Vector Ltd.	82,373	-	-	(82,373)	0

					Norway - 0.00%
179,000	-	-	(179,000)	0	Det Norske Oljeselskap ASA (a)	155,944	-	-	(155,944)	0
17,200	-	-	(17,200)	0	Petroleum Geo-Services ASA (a)	196,904	-	-	(196,904)	0
8,200	-	-	(8,200)	0	Schibsted ASA	184,294	-	-	(184,294)	0
20,132	-	-	(20,132)	0	SpareBank 1 SR Bank (a)	173,760	-	-	(173,760)	0
15,589	-	-	(15,589)	0	TGS Nopec Geophysical Co. (a)	281,568	-	-	(281,568)	0
12,299	-	-	(12,299)	0	Veidekke ASA (a)	105,244	-	-	(105,244)	0
						1,097,714	-	-	(1,097,714)	0

					Peru - 0.00%
-	10,000	-	(10,000)	0	Southern Copper Corp. (b)	-	329,100	-	(329,100)	0

					Poland - 0.00%
3,045	-	-	(3,045)	0	Grupa Lotos SA (a)	33,570	-	-	(33,570)	0

					Portugal - 0.00%
34,200	-	-	(34,200)	0	Banco BPI SA	103,337	-	-	(103,337)	0

					Republic of Korea - 0.00%
9,290	-	-	(9,290)	0	Busan Bank	110,843	-	-	(110,843)	0
665	-	-	(665)	0	Cheil Communications, Inc.	180,093	-	-	(180,093)	0
14,090	-	-	(14,090)	0	Daegu Bank	207,288	-	-	(207,288)	0
1,453	-	-	(1,453)	0	GS Home Shopping, Inc.	106,916	-	-	(106,916)	0
13,650	-	-	(13,650)	0	Halla Climate Control Corp.	157,566	-	-	(157,566)	0
-	3,217	-	(3,217)	0	Hyundai Motor Co.	-	332,997	-	(332,997)	0
7,010	-	-	(7,010)	0	LG Dacom Corp.	106,849	-	-	(106,849)	0
8,340	-	-	(8,340)	0	LG Fashion Corp.	226,411	-	-	(226,411)	0
16,310	-	-	(16,310)	0	LG Telecom Ltd.	118,859	-	-	(118,859)	0
1,170	-	-	(1,170)	0	NHN Corp. (a)	193,375	-	-	(193,375)	0
						1,408,200	332,997	-	(1,741,197)	0

					Singapore - 0.00%
8,000	-	-	(8,000)	0	Great Eastern Holding Ltd.	76,934	-	-	(76,934)	0
79,000	-	-	(79,000)	0	Neptune Orient Lines Ltd.	92,204	-	-	(92,204)	0
293,000	-	-	(293,000)	0	Raffles Education	83,922	-	-	(83,922)	0
						253,060	-	-	(253,060)	0

					South Africa - 0.00%
12,134	-	-	(12,134)	0	Massmart Holdings Ltd.	146,917	-	-	(146,917)	0
25,166	-	-	(25,166)	0	Telkom SA Ltd.	127,249	-	-	(127,249)	0
						274,166	-	-	(274,166)	0

					Spain - 0.00%
2,396	-	-	(2,396)	0	Fomento de Construcciones y Contratas SA	101,596	-	-	(101,596)	0
16,766	-	-	(16,766)	0	Gestevision Telecinco SA	243,865	-	-	(243,865)	0
4,310	-	-	(4,310)	0	Indra Sistemas SA	102,017	-	-	(102,017)	0
-	24,468	-	(24,468)	0	Telefonica SA	-	684,835	-	(684,835)	0
						447,478	684,835	-	(1,132,313)	0

					Sweden - 0.00%
2,568	-	-	(2,568)	0	AF AB	70,183	-	-	(70,183)	0
3,000	-	-	(3,000)	0	Cardo AB	90,058	-	-	(90,058)	0
27,600	-	-	(27,600)	0	Eniro AB (a)	136,105	-	-	(136,105)	0
-	11,839	-	(11,839)	0	Hennes & Mauritz AB	-	656,316	-	(656,316)	0
2,259	-	-	(2,259)	0	Hoganas AB	51,652	-	-	(51,652)	0
8,415	-	-	(8,415)	0	KappAhl Holding AB	84,567	-	-	(84,567)	0
13,450	-	-	(13,450)	0	Meda AB - Class A	120,800	-	-	(120,800)	0
3,033	-	-	(3,033)	0	Modern Times Group - Class B	150,647	-	-	(150,647)	0
4,126	-	-	(4,126)	0	Oriflame Cosmetics SA	246,004	-	-	(246,004)	0
18,800	-	-	(18,800)	0	PA Resources AB (a)	63,740	-	-	(63,740)	0
19,200	-	-	(19,200)	0	Trelleborg AB (a)	142,640	-	-	(142,640)	0
						1,156,396	656,316	-	(1,812,712)	0

					Switzerland - 0.00%
4,623	-	-	(4,623)	0	Adecco SA	255,028	-	-	(255,028)	0
1,754	-	-	(1,754)	0	Baloise-Holding	145,630	-	-	(145,630)	0
832	-	-	(832)	0	Banque Cantonale Vaudoise	329,501	-	-	(329,501)	0
1,685	-	-	(1,685)	0	Bucher Industries AG	181,613	-	-	(181,613)	0
251	-	-	(251)	0	Forbo Holding AG	81,718	-	-	(81,718)	0
792	-	-	(792)	0	George Fischer AG	197,635	-	-	(197,635)	0
217	-	-	(217)	0	Helvetia Holding AG	67,204	-	-	(67,204)	0
-	7,900	-	(7,900)	0	Julius Baer Group Ltd. (a)	-	277,831	-	(277,831)	0
11,621	16,568	-	(28,189)	0	Logitech International SA (a)	201,564	287,370	-	(488,934)	0
-	16,319	-	(16,319)	0	Nestle SA	-	792,020	-	(792,020)	0
-	13,580	-	(13,580)	0	Novartis AG	-	741,593	-	(741,593)	0
2,824			(2,824)	0	Partners Group Holding	356,067	-	-	(356,067)	0
-	3,153	-	(3,153)	0	Roche Holding AG	-	539,204	-	(539,204)	0
64	-	-	(64)	0	Sika AG	99,514	-	-	(99,514)	0
-	1,346	-	(1,346)	0	Synthes, Inc.	-	176,445	-	(176,445)	0
1,610	-	-	(1,610)	0	Tecan Group Ltd.	120,940	-	-	(120,940)	0
						2,036,414	2,814,463	-	(4,850,877)	0

					Taiwan - 0.00%
-	17,000	-	(17,000)	0	Taiwan Semiconductor Mfg. Co. Ltd. - ADR	-	194,480	-	(194,480)	0

					Turkey - 0.00%
-	52,900	-	(52,900)	0	Turkcell Iletisim Hizmetleri AS (a)	-	375,204	-	(375,204)	0

					United Kingdom - 0.00%
103,074	-	-	(103,074)	0	Aegis Group plc	199,076	-	-	(199,076)	0
23,860	-	-	(23,860)	0	Amlin plc	137,770	-	-	(137,770)	0
16,584	-	-	(16,584)	0	Arriva plc	132,302	-	-	(132,302)	0
-	101,260	-	(101,260)	0	ARM Holdings plc	-	289,142	-	(289,142)	0
48,293	-	-	(48,293)	0	Ashmore Group plc	211,338	-	-	(211,338)	0
116,618	-	-	(116,618)	0	Ashtead Group plc	152,820	-	-	(152,820)	0
16,887	-	-	(16,887)	0	Aveva Group plc	274,679	-	-	(274,679)	0
80,633	-	-	(80,633)	0	Barratt Developments plc (a)	160,407	-	-	(160,407)	0
7,485	-	-	(7,485)	0	Bellway plc	98,660	-	-	(98,660)	0
22,909	-	-	(22,909)	0	BlueBay Asset Management plc	111,499	-	-	(111,499)	0
-	36,205	-	(36,205)	0	BP plc	-	349,601	-	(349,601)	0
14,764	-	-	(14,764)	0	Brit Insurance Holdings plc	46,627	-	-	(46,627)	0
-	22,342	-	(22,342)	0	British American Tobacco plc	-	725,294	-	(725,294)	0
-	59,927	-	(59,927)	0	British Sky Broadcasting Group plc	-	541,308	-	(541,308)	0
7,891	-	-	(7,891)	0	Burberry Group plc	75,790	-	-	(75,790)	0
-	35,310	-	(35,310)	0	Cairn Energy plc (a)	-	189,024	-	(189,024)	0
-	18,287	-	(18,287)	0	Carnival plc	-	623,004	-	(623,004)	0
10,888	-	-	(10,888)	0	Close Brothers Group plc	120,997	-	-	(120,997)	0
7,853	-	-	(7,853)	0	Dana Petroleum plc (a)	148,588	-	-	(148,588)	0
31,031	-	-	(31,031)	0	Davis Service Group plc	199,060	-	-	(199,060)	0
10,783	-	-	(10,783)	0	Greggs plc	75,580	-	-	(75,580)	0
28,569	-	-	(28,569)	0	Halfords Group plc	183,849	-	-	(183,849)	0
42,034	-	-	(42,034)	0	Hargreaves Lansdown plc	199,632	-	-	(199,632)	0
67,530	-	-	(67,530)	0	Hays plc	112,925	-	-	(112,925)	0
15,250	-	-	(15,250)	0	Holidaybreak plc	55,226	-	-	(55,226)	0
15,038	-	-	(15,038)	0	IMI plc	125,436	-	-	(125,436)	0
26,540	-	-	(26,540)	0	Interserve plc	82,415	-	-	(82,415)	0
47,151	-	-	(47,151)	0	JKX Oil & Gas plc	214,935	-	-	(214,935)	0
9,465	-	-	(9,465)	0	Kazakhmys plc (a)	200,407	-	-	(200,407)	0
8,169	-	-	(8,169)	0	Keller Group plc	84,948	-	-	(84,948)	0
4,875	-	-	(4,875)	0	Kier Group plc	80,520	-	-	(80,520)	0
-	149,736	-	(149,736)	0	Kingfisher plc	-	551,209	-	(551,209)	0
3,993	-	-	(3,993)	0	Lonmin plc (a)	125,490	-	-	(125,490)	0
15,510	-	-	(15,510)	0	Man Group plc	76,547	-	-	(76,547)	0
30,929	-	-	(30,929)	0	Meggitt plc	129,479	-	-	(129,479)	0
25,576	-	-	(25,576)	0	Michael Page International plc	155,716	-	-	(155,716)	0
8,127	-	-	(8,127)	0	Morgan Sindall plc	78,805	-	-	(78,805)	0
10,825	-	-	(10,825)	0	Next plc	361,945	-	-	(361,945)	0
-	27,025	-	(27,025)	0	Pearson plc	-	387,483	-	(387,483)	0
13,070	-	-	(13,070)	0	Persimmon plc (a)	98,832	-	-	(98,832)	0
11,162	-	-	(11,162)	0	Rathbone Brothers plc	143,727	-	-	(143,727)	0
	13,635	-	(13,635)	0	Reckitt Benckiser Group plc	-	738,063	-	(738,063)	0
60,981	-	-	(60,981)	0	Redrow plc (a)	130,500	-	-	(130,500)	0
5,904	-	-	(5,904)	0	Renishaw plc	51,769	-	-	(51,769)	0
-	18,388	-	(18,388)	0	SABMiller plc	-	540,497	-	(540,497)	0
39,384	-	-	(39,384)	0	Savills plc	202,793	-	-	(202,793)	0
12,932	-	-	(12,932)	0	Schroders plc	276,376	-	-	(276,376)	0
13,590	-	-	(13,590)	0	Segro plc	75,381	-	-	(75,381)	0
16,496	-	-	(16,496)	0	Shire plc	322,330	-	-	(322,330)	0
40,579	-	-	(40,579)	0	SIG plc	73,240	-	-	(73,240)	0
-	35,827	-	(35,827)	0	Smith & Nephew plc	-	368,530	-	(368,530)	0
7,928	-	-	(7,928)	0	Spectris plc	94,298	-	-	(94,298)	0
172,617	-	-	(172,617)	0	Speedy Hire plc	75,509	-	-	(75,509)	0
-	27,723	-	(27,723)	0	Standard Chartered plc	-	699,891	-	(699,891)	0
163,291	-	-	(163,291)	0	Taylor Wimpey plc (a)	102,255	-	-	(102,255)	0
-	78,300	-	(78,300)	0	Tesco plc	-	540,174	-	(540,174)	0
68,066	-	-	(68,066)	0	Tomkins plc	211,517	-	-	(211,517)	0
9,092	-	-	(9,092)	0	Travis Perkins plc (a)	124,516	-	-	(124,516)	0
4,886	-	-	(4,886)	0	Vedanta Resources plc	204,361	-	-	(204,361)	0
						6,600,872	6,543,220	-	(13,144,092)	0

					Total Common Stocks (cost $0)	38,472,726	34,748,397	-	(73,221,123)	0

					Investment Companies - 101.48%

-	-	40	-	40	iShares MSCI Australia Index Fund	-	-	914	1,192,692	1,193,606	1.53%
-	-	47	-	47	iShares MSCI France Index Fund	-	-	1,215	1,585,472	1,586,687	2.03%
-	-	48	-	48	iShares MSCI Germany Index Fund	-	-	1,077	1,405,394	1,406,471	1.80%
-	-	250	-	250	iShares MSCI Japan Index Fund	-	-	2,435	3,177,468	3,179,903	4.07%
-	-	30	-	30	iShares MSCI Netherlands Index Fund	-	-	614	801,218	801,832	1.03%
-	-	53	-	53	iShares MSCI Singapore Index Fund	-	-	609	794,693	795,302	1.02%
-	-	13	-	13	iShares MSCI Spain Index Fund	-	-	624	814,267	814,891	1.04%
-	-	26	-	26	iShares MSCI Sweden Index Fund	-	-	611	797,303	797,914	1.02%
-	-	55	-	55	iShares MSCI Switzerland Index Fund	-	-	1,224	1,597,216	1,598,440	2.05%
76,401	-	-	(76,401)	0	iShares MSCI Taiwan Index	990,921	-	-	(990,921)	0	0.00%
-	-	170	-	170	iShares MSCI United Kingdom Index Fund	-	-	2,754	3,593,736	3,596,490	4.60%
-	-	276	-	276	iShares MSCI EAFE Index Fund	-	-	15,263	19,916,920	19,932,183	25.52%
-	-	202	-	202	iShares MSCI EAFE Growth Index Fund	-	-	11,134	14,528,925	14,540,059	18.61%
-	-	121	-	121	iShares MSCI EAFE Value Index Fund	-	-	6,091	7,948,238	7,954,329	10.18%
-	-	446	-	446	Vanguard Europe Pacific ETF	-	-	15,253	19,903,871	19,919,124	25.50%
					Total Investment Companies (cost $79,822,876)	990,921	-	59,818	77,066,494	78,117,233

					REAL ESTATE INVESTMENT TRUSTS - 0.00%
					Australia - 0.00%
292,693	-	-	(292,693)	0	Abacus Property Group (a)	116,783	-	-	(116,783)	0
405,267	-	-	(405,267)	0	Macquarie Office Trust	111,622	-	-	(111,622)	0
						228,405	-	-	(228,405)	0

					Canada - 0.00%
28,000	-	-	(28,000)	0	Inn Vest Real Estate Investment Trust Unit (a)	142,430	-	-	(142,430)	0

					Japan - 0.00%
14	-	-	(14)	0	Japan Real Estate	103,206	-	-	(103,206)	0
41	-	-	(41)	0	Nippon Residential	99,598	-	-	(99,598)	0
						202,804	-	-	(202,804)	0
					Netherlands - 0.00%
4,550	-	-	(4,550)	0	VastNed Offices/Industrial NV	76,736	-	-	(76,736)	0

					Total Real Estate Investment Trusts (Cost $0)	650,375	-	-	(650,375)	0

					RIGHTS - 0.00%
177	-	-	(177)	0	Attica Holdings SA	3	-	-	(3)	0
					Total Rights (Cost $0)	3	-	-	(3)	0

					WARRANTS - 0.00%
40,534	-	-	(40,534)	0	Hidalco Industries
					Expiration: July, 2010, (a)(c)	140,130	-	-	(140,130)	0
14,696	-	-	(14,696)	0	Tata Steel
					Expiration: July, 2010, (a)(c)	195,104	-	-	(195,104)	0
					Total Warrants (Cost $0)	335,234	-	-	(335,234)	0

		Principal Value
					SHORT TERM INVESTMENTS - 0.00%
					Money Market Funds - 0.00%
					Federated Prime Obligations Fund
1,092,833	1,711,933	2,312	(2,804,766)	2,312	Effective Yield, 0.11%	1,092,833	1,711,933	2,312	(2,804,766)	2,312

		Shares			U.S. Treasury Obligations - 0.00%
					U.S. Treasury Bill
55,000	-	-	(55,000)	0	Effective Yield, 0.05%, 04/01/2010 (d)	54,993	-	-	(54,993)	0

					Total Short Term Investments (cost $2,312)	1,147,826	1,711,933	2,312	(2,859,759)	2,312

					INVESTMENTS PURCHASED AS SECURITIES
					LENDING COLLATERAL - 0.00%
					Money Market Fund
					Mount Vernon Prime Portfolio
114,990	890,036	-	(1,005,026)	0	Effective Yield, 0.21%	114,990	890,036	-	(1,005,026)	0
					Total Investments Purchased as Securities
					Lending Collateral (cost $0)	114,990	890,036	-	(1,005,026)	0

					Total Investments (Cost $78,119,434) - 101.48%	41,712,075	37,350,366	62,130	-1,005,026	78,119,545
					Liabilities in Excess of Other Assets - (1.48)%	(229,607)	(930,036)	7,006	878,463	(274,174)
					TOTAL NET ASSETS - 100.00%	41,482,468	36,420,330	69,136	(126,563)	77,845,371

Percentages are stated as a percent of net assets.

ADR     American Depositary Receipt
(a)          Non-Income Producing.
(b)         All or a portion of this security is on loan.
(c)          Restricted securities as defined in Rule 144(a) under the Securities Act of 1933.  Such securities are treated as liquid securities according to the Fund's liquidity guidelines.  The value of these securities total $919,443, which represents 1.18% of total net assets.
(d)          Partially assigned as collateral for certain future and options contracts.

NOTE:  Because the Enhanced International Fund does not hold foreign securities directly, the portfolio holdings of the Putnam Fund and Thornburg Fund will need to be converted to cash denominated in U.S. currency,  in connection with the Reorganizations.  The cash will be transferred from the Putnam Fund and Thornburg Fund to the Enhanced International Fund and will be subsequently invested in ETFs.  The above Schedule of Investments  reflects this liquidation and reallocation of cash.

The accompanying notes are an integral part of these pro forma financial statements

Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund
Notes to Pro Forma Combining Financial Statements
December 31, 2009 (Unaudited)

1.	Description of the Funds and Basis of Combination

The Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (each a “Transferor Fund” and together, the “Transferor Funds”) and the Genworth Enhanced International Index Fund (the “Acquiring Fund”) are each separate series of Genworth Variable Insurance Trust (the “Trust”).  The Trust is organized as a Delaware statutory trust under a Declaration of Trust dated June 4, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund commenced operations on September 4, 2008. Prior to September 4, 2008, the Funds had no operations other than those actions relating to organizational matters, including the sale on August 15, 2008, of 1,000 shares for the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund, each for cash in the amount of $10 per share. The Genworth Enhanced International Index Fund commenced operations on December 9, 2009. The Funds serve as underlying investment options for certain variable annuity separate accounts of insurance companies, including affiliates of Genworth Financial, Inc., and for certain qualified retirement plans (collectively, “variable contracts”).

The unaudited pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Transferor Funds and the Acquiring Fund as if the proposed reorganization occurred as of and for the year ended December 31, 2009.  These statements have been derived from books and records utilized in calculating daily net asset value at December 31, 2009.  The Statement of Assets and Liabilities and the Schedule of Investments reflect the liquidation of the Transferor Funds portfolios and the allocation of that cash received from liquidation into the Acquiring Fund portfolio as established on December 31, 2009.  The Statement of Operations has not been adjusted to reflect the liquidation and reallocation of cash into the Acquiring Fund.  The pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments do not reflect a proposed significant redemption from the Acquired Fund subsequent to the reorganization.

The Acquiring Fund will be the accounting survivor of the reorganization.  The accompanying pro forma financial statements should be read in conjunction with the financial statements of Transferor Fund and Acquiring Fund included in the annual report dated December 31, 2009.

The reorganization involves the reduction of each Transferor Fund’s portfolio holdings to cash; (ii) the acquisition by the Acquiring Fund of substantially all of each Transferor Fund’s assets in exchange for Service Class shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution by each Transferor Fund to its shareholders of shares of the Acquiring Fund in liquidation of such Transferor Fund; and (iv) the subsequent termination of each Transferor Fund.  The shareholder meeting to consider the proposal is scheduled to occur on April 27, 2010. If all necessary approvals are obtained, the proposed Reorganization will likely take place on or about April 30, 2010.

The Acquiring Fund seeks to outperform the Morgan Stanley Capital International Europe, Australasia and Far East Index while maintaining a market level of risk.  The Transferor Funds each seeks long term capital appreciation.  Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.  The principal investment strategies of the Transferor Funds are different from the Acquiring Fund.  The Transferor Funds attempt to achieve their investment objective through active management and by primarily investing directly in foreign securities.  More specifically, the Putnam Fund invests mainly in companies outside the United States with small and mid sized market capitalizations, although the Putnam Fund may invest in companies of any size.  The Thornburg Fund may invest in foreign companies of any size but invests primarily in those in the large and middle ranges of public company market capitalizations.  The Enhanced International Fund invests indirectly in foreign securities primarily through investment in exchange-traded funds that utilize a passive or indexing investment approach in an attempt to approximate the investment performance of a benchmark index.

The Transferor Funds and the Acquiring Fund intend to treat the reorganization as a taxable transaction and expect to receive a legal opinion to the effect that such result is likely.  However, in light of the tax-favored status of the Transferor Fund shareholders that are separate accounts of life insurance companies, neither the liquidation by each Transferor Fund of all, or substantially all, of its assets in exchange for cash nor the Reorganization should result in any material adverse federal income tax consequences to such shareholders. For federal income tax purposes, the insurance companies and their separate accounts are treated as shareholders of the Transferor Funds, rather than the Contract Owners.  Contract Owners should ask their own tax advisors for more information on their own tax situation.

The fees, costs and expenses (including, but not limited to, fees of counsel and accountants) incurred in connection with the Reorganization, estimated to be $154,000, will be allocated between GFWM (75%) and the Acquired Fund (25%), subsequent to the reorganization.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Investment Valuation.
Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from an exchange where the security is traded. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor. Fixed-income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments having a maturity of less than 60 days are valued at amortized cost. Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. Securities for which a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair market value as determined by the valuation vendor. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees.

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:
Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
(b) Subsequent Events Evaluation. In preparing these pro forma financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through February 17, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.
(c) Organization and Offering Costs. Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by Genworth Financial Wealth Management, Inc. (the “Advisor”), and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (See Note 3). Offering costs are accounted for as deferred costs until operations begin.  Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.
(d) Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.
(e) Federal Income Taxes. The Funds intend to continue to comply with the requirements of subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.  The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
(f) Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(g) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.
(h) Expenses. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust based on relative net assets.  Expenses specific to a class (such as Rule 12b-1 fees and administration service fees) are charged to that class.
(i) Security Transactions and Income Recognition.
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(j) Distributions to shareholders. The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the year to comply with Federal tax requirements.

 (n) Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.
(o) Short Sales. The Transferor Funds and an underlying Fund of the Acquiring Fund have the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.

3. INVESTMENT ADVISOR
The Trust has an Investment Advisory Agreement (the “Agreement”) with Genworth Financial Wealth Management, Inc., (the “Advisor”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. The Advisor is a wholly owned subsidiary of Genworth Financial, Inc. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:
Genworth Putnam International Capital Opportunities Fund:  0.950%
Genworth Thornburg International Value Fund:  0.900%
Genworth Enhanced International Index Fund:  0.075%

Effective December 7, 2009, the investment advisory fee payable to the Advisor for the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund was reduced by 0.25%, to a contractual rate of 0.70% and 0.65%, respectively.

The Advisor has contractually agreed with the Trust, at least through May 1, 2011, to waive its fees and/or assume as its own expense certain expenses otherwise payable by each Fund listed below to the extent necessary to ensure that net annual fund operating expenses (excluding distribution (12b-1) fees, administrative service fees, any taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending offset credits and non-routine expenses) do not exceed the following rates, based on the average net assets, below:

Genworth Putnam International Capital Opportunities Fund:  0.85%
Genworth Thornburg International Value Fund:  0.80%
Genworth Enhanced International Index Fund: no contractual waiver

Effective February 10, 2010, the Advisor has contractually agreed with the Genworth Enhanced International Index Fund, at least through May 1, 2011, to waive its fees and/or assume as its own expense certain expenses otherwise payable to the extent necessary to ensure that net annual fund operating expenses (excluding distribution (12b-1) fees, administrative service fees, any taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending offset credits and non-routine expenses) do not exceed 0.28% of the average net assets of the fund.

Pursuant to its expense limitation agreement with the Trust, the Advisor is entitled to be reimbursed for expenses that the Advisor paid for a period of three years following such expense payments, to the extent that such reimbursement will not cause a Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.  The Advisor is currently waiving expenses in the Transferor Funds to keep the Funds at their expense cap.  Subsequent to the reorganization, previously waived expenses in the Transferor Funds will not be able to be recouped by the Acquiring Fund.  Waived expenses subject to potential recovery are as follows:

                                                                                                                          Year of Expiration 2011      Year of Expiration 2012

Genworth Enhanced International Index Fund                                                                  -                                         -

4. DISTRIBUTION PLAN AND ADMINISTRATION SERVICING AGREEMENT
The Trust, on behalf of the service share class of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the service class of shares of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons who provide support services in connection with the distribution of the Funds’ service class shares and servicing of the Funds’ service class shareholders. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Effective December 7, 2009, the Trust has entered into an Amended and Restated Administrative Services Agreements with Genworth Life and Annuity Insurance Company ("GLAIC") and Genworth Life Insurance Company of New York (“GLICO”).  The administrative services provided under the Agreement include but are not limited to: (i) maintaining a record of share purchases to assist transfer agent in recording issuance of shares; (ii) performing miscellaneous account services to assist transfer agent in recording transfers of shares (via net purchase orders); (iii) reconciling and balancing of the separate account at the Fund level in the general ledger and reconciliation of cash accounts at general account; (iv) determining net amount of cash flow into Fund; (v) reconciling and depositing of receipts at Fund and confirmation thereof; (vi) determining net amount required for redemptions by Fund; (vii)  notifying of  Fund of cash required to meet payments for redemption; (viii) telephone support for contract owners with respect to inquiries about the Service Class shares of the Funds (not including information about performance or related to sales) available in the contracts; and (ix) delivering of current prospectuses, reports, proxies and other informational materials to contract owners.  In consideration for providing such administrative support services, GLAIC and GLICO will receive a fee computed at the annual rate of up to 0.25% of the average daily net assets of the Service shares of each Fund (as applicable).

5. SERVICE AND CUSTODY AGREEMENTS
The Trust has entered into Services Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

6. SECURITIES LENDING
Effective July 31, 2008, the Funds entered into a securities lending arrangement with U.S. Bank, N.A. (the “Custodian”). Under the terms of the arrangement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.  In addition the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the arrangement. As of December 31, 2009, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio as listed in each Fund’s Schedule of Investments. Income earned from this investment is allocated to each Fund based on each Fund’s portion of the total cash collateral received. The Mount Vernon Securities Lending Prime Portfolio is a portfolio in the Mount Vernon Securities Lending Trust which is registered under the Investment Company Act of 1940 and operates as a money market fund governed by Rule 2a-7. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending expense offset.

As of December 31, 2009, the values of securities loaned and collateral held were as follows:

Market Value of Securities LoanedCollateral

Genworth Putnam International Capital Opportunities Fund                    $104,488                                           $114,990
Genworth Thornburg International Value Fund                                          $859,684                                           $890,036
Genworth Enhanced International Index Fund                                               —                                                        —